STATEMENT OF ADDITIONAL INFORMATION
                  --------------------------------------------

                               HSBC INVESTOR FUNDS

               HSBC INVESTOR CALIFORNIA TAX-FREE MONEY MARKET FUND
                       HSBC INVESTOR CASH MANAGEMENT FUND
                         HSBC INVESTOR MONEY MARKET FUND
                HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND
                    HSBC INVESTOR TAX-FREE MONEY MARKET FUND
                 HSBC INVESTOR U.S. GOVERNMENT MONEY MARKET FUND
                  HSBC INVESTOR U.S. TREASURY MONEY MARKET FUND

                                 P.O. Box 182845
                            Columbus, Ohio 43218-2845

          General and Account Information - (800) 782-8183 (Toll Free)
          ------------------------------------------------------------


  HSBC Investments (USA) Inc.               BISYS Fund Services Ohio, Inc.
    Investment Adviser and                  Sub-Administrator ("BISYS" or
  Administrator of the Funds                     "Sub-Administrator")

     ("HSBC" or "Adviser"
     and "Administrator")                     BISYS Fund Services Limited
                                                     Partnership
                                                    ("BISYS LP" or
                                                    "Distributor")



THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS ONLY AUTHORIZED FOR DISTRIBUTION WHEN PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUNDS DATED FEBRUARY 28, 2007 (THE "PROSPECTUS"). This Statement of Additional Information ("SAI") contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus and SAI may be obtained without charge by writing or calling the HSBC Investor Funds (the "Trust") at the address and telephone number printed above.

References in this SAI to the "Prospectus" are to the Prospectus dated February 28, 2007 of the Trust by which shares of each Fund listed above are offered. Unless the context otherwise requires, terms defined in the Prospectus have the same meaning in this SAI as in the Prospectus.

The Funds' current audited financial statements dated October 31, 2006 are hereby incorporated herein by reference from the Annual Report of the Funds dated October 31, 2006 as filed with the Securities and Exchange Commission.

February 28, 2007, as Revised June 8, 2007

                                TABLE OF CONTENTS

                                                                        PAGE NO.
GENERAL INFORMATION .......................................................    1

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS ...........................    1

  HSBC Investor California Tax-Free Money Market Fund .....................    1
  HSBC Investor Cash Management Fund ......................................    3
  HSBC Investor Money Market Fund .........................................    3
  HSBC Investor New York Tax-Free Money Market Fund .......................    4
  HSBC Investor Tax-Free Money Market Fund ................................    6
  HSBC Investor U.S. Government Money Market Fund .........................    6
  HSBC Investor U.S. Treasury Money Market Fund ...........................    7
  Qualifying as a Regulated Investment Company ............................    7

INVESTMENT TECHNIQUES .....................................................    7

  Foreign Securities ......................................................    8
  Illiquid Investments, Rule 144A Securities, and Section 4(2) Securities .    8
  Investments In Other Investment Companies ...............................    9
  Lending of Portfolio Securities .........................................    9
  Municipal Obligations ...................................................   10
  Obligations of Personal and Business Credit Institutions ................   10
  Participation Interests .................................................   10
  Repurchase Agreements ...................................................   10
  Selection of Money Market Investments ...................................   11
  Sovereign and Supranational Debt Obligations ............................   12
  Stand-By Commitments ....................................................   12
  Taxable Securities Considerations .......................................   12
  U.S. Government Securities ..............................................   13
  Variable Rate Instruments and Participation Interests ...................   13
 "When-Issued" Municipal Obligations ......................................   14

SPECIAL RISK FACTORS ......................................................   14

Risk Factors Affecting Investments In California Municipal Obligations ....   14
Risk Factors Affecting Investments In New York Municipal Obligations ......   18

PORTFOLIO TRANSACTIONS ....................................................   21

DISCLOSURE OF PORTFOLIO HOLDINGS ..........................................   24

INVESTMENT RESTRICTIONS ...................................................   25

  California Tax-Free Money Market Fund ...................................   25
  Cash Management Fund ....................................................   26
  Money Market Fund .......................................................   27
  New York Tax-Free Money Market Fund .....................................   29
  Tax-Free Money Market Fund ..............................................   30
  U.S. Government Money Market Fund .......................................   31
  U.S. Treasury Money Market Fund .........................................   33
  Diversification Measures ................................................   33
  Percentage and Rating Restrictions ......................................   34

PERFORMANCE INFORMATION ...................................................   34

MANAGEMENT OF THE TRUST ...................................................  35

  Trustees and Officers ...................................................  35
  Board of Trustees .......................................................  37
  Committees ..............................................................  37
  Board of Trustees .......................................................  37
  Fund Ownership ..........................................................  38
  Trustee and Officer Compensation ........................................  39
  Investment Adviser ......................................................  41
  Distribution Plans-Class A, Class B, Class C, and Class D Shares Only ...  42
  The Distributor .........................................................  43
  Administrator and Sub-Administrator .....................................  44
  Transfer Agent ..........................................................  45
  Custodian ...............................................................  45
  Fund Accounting Agent ...................................................  45
  Shareholder Services Plan ...............................................  46
  Federal Banking Law .....................................................  47
  Expenses ................................................................  47
   Proxy Voting ...........................................................  47

DETERMINATION OF NET ASSET VALUE ..........................................  47

PURCHASE OF SHARES ........................................................  48

  Exchange Privilege ......................................................  49
  Automatic Investment Plan ...............................................  50
  Purchases Through a Shareholder Servicing Agent or a Securities Broker ..  50
  Contingent Deferred Sales Charge ("CDSC")-Class B Shares ................  51
  Conversion Feature-Class B Shares .......................................  52
  Level Load Alternative-Class C Shares ...................................  52

REDEMPTION OF SHARES ......................................................  52

  Systematic Withdrawal Plan ..............................................  53
  Redemption of Shares Purchased Directly Through the Distributor .........  53
  Check Redemption Service ................................................  53

RETIREMENT PLANS ..........................................................  54

  Individual Retirement Accounts ..........................................  54
  Defined Contribution Plans ..............................................  54
  Section 457 Plan, 401(k) Plan, 403(b) Plan ..............................  54

DIVIDENDS AND DISTRIBUTIONS ...............................................  54

DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES .....................  55

TAXATION ..................................................................  62

  Federal Income Tax ......................................................  62
  Distributions in General ................................................  63
  Tax Exempt Income .......................................................  63
  Sale Exchange or Redemption of Shares ...................................  64
  Original Issue Discount/Market Discount .................................  64
  Backup Withholding ......................................................  64
  Foreign Shareholders ....................................................  65

OTHER INFORMATION .........................................................  65

  Capitalization ..........................................................  65
  Independent Registered Public Accounting Firm ...........................  65
  Counsel .................................................................  66
  Code of Ethics ..........................................................  66
  Registration Statement ..................................................  66
  Financial Statements ....................................................  66
  Shareholder Inquiries ...................................................  66

APPENDIX A: DESCRIPTION OF MUNICIPAL OBLIGATIONS ..........................  A-1

APPENDIX B: DESCRIPTION OF SECURITIES RATINGS .............................  B-1

APPENDIX C:  HSBC INVESTOR FUNDS PROXY VOTING POLICY ......................  C-1

APPENDIX D: HSBC  INVESTMENTS (USA) INC./HALBIS CAPITAL MANAGEMENT
(USA) INC. PROXY VOTING POLICY ............................................  D-1

                               GENERAL INFORMATION

    The  HSBC  Investor  California  Tax-Free  Money  Market  Fund  ("California
Tax-Free Money Market Fund"), HSBC Investor Cash Management Fund ("Cash Management Fund"), HSBC Investor Money Market Fund ("Money Market Fund"), HSBC Investor New York Tax-Free Money Market Fund ("New York Tax-Free Money Market Fund"), HSBC Investor Tax-Free Money Market Fund ("Tax-Free Money Market Fund"), HSBC Investor U.S. Government Money Market Fund ("Government Money Market Fund") and HSBC Investor U.S. Treasury Money Market Fund ("U.S. Treasury Money Market Fund") (each a "Fund" and together, the "Funds") are separate series of HSBC Investor Funds (the "Trust"), an open-end management investment company. Each Fund except the New York Tax-Free Money Market Fund is "diversified," within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund has its own distinct investment objective and policies. Each Fund is described in this Statement of Additional Information ("SAI"). Shares of the Cash Management Fund, Money Market Fund, Tax-Free Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Money Market Fund are divided into six separate classes, Class A, Class B, Class C, Class D, Institutional Class (the "Class I Shares"), and Class Y (the "Class Y Shares"). Shares of the California Tax-Free Money Market Fund and New York Tax-Free Money Market Fund are divided into five separate classes, Class A Shares, Class B Shares, Class C Shares, Class D Shares and Class Y Shares.

    See "Purchase of Shares" for information about the various classes and eligibility to invest therein.

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

    The following  information  supplements  the  discussion  of the  investment
objective,   policies,   and  risks  of  each  Fund  in  the  Funds'  prospectus
("Prospectus").

    Each Fund covered by this SAI is a money market fund that follows investment and valuation policies designed to maintain a stable net asset value of $1.00 per share. There is no assurance that any Fund will be able to maintain a stable net asset value of $1.00 per share. In addition, there can be no assurance that the investment objective of a Fund will be achieved. Except as otherwise indicated, the investment objective and related policies and strategies of a Fund are not fundamental and may be changed by the Board of Trustees of the Trust without the approval of Fund shareholders. If there is a change, shareholders should consider whether the Fund remains an appropriate investment in light of their then-current financial position and needs.

For purposes of any minimum requirements set forth herein that are based upon a Nationally Recognized Statistical Ratings Organization's ratings categories, if no sub-categories or gradations are specified the requirement is determined without regard for sub-categories and gradations (i.e., all sub-categories and gradations within a particular category are acceptable).HSBC INVESTOR CALIFORNIA TAX-FREE MONEY MARKET FUND

    The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income that is exempt from federal and California personal income taxes as is consistent with the preservation of capital.

    The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of the net assets of the Fund, plus any borrowings for investment purposes, in obligations of the State of California and its authorities, agencies, instrumentalities and political subdivisions, and of Puerto Rico, or the U.S. territories and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from regular federal income tax, and California personal income taxes ("California Municipal Obligations"). This policy is fundamental and may not be changed without shareholder approval. In determining the tax status of interest on California Municipal Obligations, the Adviser relies on opinions of bond counsel, who may be counsel to the issuer of those obligations.

    The Fund may invest in high-quality commercial paper (including variable amount master demand notes and asset-backed commercial paper), fixed rate and
variable  rate  obligations,   and  participation  interests  issued
by banks, insurance companies or other financial institutions with respect to California Municipal Obligations.

    Although under normal circumstances, the Fund will invest 80% of its net assets in California Municipal Obligations, market conditions may from time to time limit the availability of such obligations. To the extent that acceptable California Municipal Obligations are not available for investment, the Fund may purchase municipal obligations issued by other states, their authorities, agencies, instrumentalities and political subdivisions, the interest income on which is exempt from federal income tax but is subject to California State personal income taxes. The Fund may invest up to 20% of its net assets in obligations the interest income on which is subject to federal and California State personal income taxes or the federal alternative minimum tax. Uninvested cash reserves may be held temporarily for the Fund pending investment.

    The Fund may invest up to 20% of its assets in participation interests issued by banks in industrial development bonds and other municipal obligations. In view of this possible "concentration" in bank participation interests, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. See "Variable Rate Instruments and Participation Interests" in the Investment Techniques section below.

    All investments on behalf of the Fund (i.e., 100% of the Fund's investments) mature or are deemed to mature within 397 days from the date of acquisition, and the average maturity of the investments in the Fund's portfolio (on a dollar-weighted basis) is 90 days or less. The maturities of variable rate instruments held in the Fund's portfolio are deemed to be the longer of the period remaining until the next interest rate adjustment or the period until the Fund would be entitled to payment pursuant to demand rights, although the stated maturities may be in excess of 397 days. See "Variable Rate Instruments and Participation Interests" in the Investment Techniques section below.

    As a fundamental policy, the investments of the Fund are made primarily (i.e., at least 80% of its assets under normal circumstances) in:

    (1) Municipal bonds with remaining maturities of 397 days or less that at the date of purchase are rated Aaa or Aa by Moody's Investors Service, Inc. ("Moody's"), AAA or AA by Standard & Poor's Rating Services ("Standard & Poor's") or AAA or AA by Fitch, Inc. ("Fitch") or, if not rated by any of these rating agencies, are of comparable quality as determined by or on behalf of the Board of Trustees of the Trust on the basis of a credit evaluation of the obligor on the bonds or of the bank issuing a participation interest or guarantee or of any insurance policy issued in support of the bonds or the participation interest;

    (2) Municipal notes with remaining maturities of 397 days or less that at the date of purchase are rated MIG 1/VMIG 1 or MIG 2/VMIG 2 by Moody's, SP-1+, SP-1 or SP-2 by Standard & Poor's or F-1+, F-1 or F-2 by Fitch or, if not rated by any or these rating agencies, are of comparable quality as determined by or on behalf of the Board of Trustees of the Trust (The principal kinds of municipal notes are tax and revenue authorization notes, tax anticipation notes, bond anticipation notes and revenue anticipation notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. The Fund's investments may be concentrated in municipal notes of California issuers.); and

    (3) Municipal commercial paper that at the date of purchase is rated Prime-1 or Prime-2 by Moody's, A-1+, A-1 or A-2 by Standard & Poor's, or F-1+, F-1 or F-2 by Fitch or, if not rated by any of these rating agencies, is of comparable quality as determined by or on behalf of the Board of Trustees of the Trust. Issues of municipal commercial paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

    Since the Fund will invest its assets in the obligations of a limited number of issuers located in California, the value of shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the value of shares of a geographically more diversified investment company would be. The Fund may also invest 25% or more of its assets in obligations that are related in such a way that an economic, business or political development or change affecting one of the obligations would also affect the other obligations including, for example, obligations the interest on which is paid from revenues of similar type projects.

HSBC INVESTOR CASH MANAGEMENT FUND

    The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income as is consistent with the preservation of capital.

    The Fund seeks to achieve its investment objective by investing its assets in a portfolio of the highest quality money market instruments with maturities of 397 days or less and a dollar-weighted average portfolio maturity of 90 days or less, and repurchase agreements with respect to such obligations. Examples of these instruments include:

    - bank certificates of deposit (CDs): negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

    -   time   deposits:   non-negotiable   deposits   maintained   in   banking
        institutions for specified periods of time and stated interest rates

    - bankers' acceptances: negotiable drafts or bills of exchange that have been "accepted" by a bank, meaning, in effect, that the bank has unconditionally agreed to pay the face value of the instrument on maturity.

    - prime commercial paper: high-grade, short-term obligations issued by banks, corporations and other issuers.

    - corporate obligations: high-grade, short-term corporate obligations (other than prime commercial paper).

    -   municipal obligations: high-grade, short-term municipal obligations.

    - government securities: marketable securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies or instrumentalities.

    -   repurchase   agreements:   collateralized   by  U.S.  Treasury  or  U.S.
        Government agency obligations.

    The Fund will invest only in the highest quality securities that the Adviser believes present minimal credit risk. Highest quality securities are securities rated at the time of acquisition in the highest short-term category (i.e., A-1/P-1) by at least two nationally recognized rating services (or, if only one rating service has rated the security, by that service) or, if the security is unrated, judged to be of equivalent quality by the Adviser. The Fund will maintain a dollar-weighted average maturity of 90 days or less and will not invest in securities with remaining maturities of more than 397 days. The Fund may invest in variable or floating rate securities which bear interest at rates subject to periodic adjustment or which provide for periodic recovery of principal on demand. Under certain conditions, these securities may be deemed to have remaining maturities equal to the time remaining until the next interest adjustment date or the date on which principal can be recovered on demand.

HSBC INVESTOR MONEY MARKET FUND

    The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income as is consistent with the preservation of capital.

    The Fund seeks to achieve its investment objective by investing its assets in a portfolio of the highest quality money market instruments with maturities of 397 days or less and a dollar-weighted average portfolio maturity of 90 days or less, and repurchase agreements with respect to such obligations. Examples of these instruments include:

    - bank certificates of deposit (CDs): negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

    -   time   deposits:   non-negotiable   deposits   maintained   in   banking
        institutions for specified periods of time and stated interest rates.

    - bankers' acceptances: negotiable drafts or bills of exchange that have been "accepted" by a bank, meaning, in effect, that the bank has unconditionally agreed to pay the face value of the instrument on maturity.

    - prime commercial paper: high-grade, short-term obligations issued by banks, corporations and other issuers.

    - corporate obligations: high-grade, short-term corporate obligations (other than prime commercial paper).

    -   municipal obligations: high-grade, short-term municipal obligations.

    - government securities: marketable securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies or instrumentalities.

    -   repurchase   agreements:   collateralized   by  U.S.  Treasury  or  U.S.
        Government agency obligations.

    The Fund will invest only in the highest quality securities that the Adviser believes present minimal credit risk. Highest quality securities are securities rated at the time of acquisition in the highest short-term category (i.e., A-1/P-1) by at least two nationally recognized rating services (or, if only one rating service has rated the security, by that service) or, if the security is unrated, judged to be of equivalent quality by the Adviser. The Fund will maintain a dollar-weighted average maturity of 90 days or less and will not invest in securities with remaining maturities of more than 397 days. The Fund may invest in variable or floating rate securities which bear interest at rates subject to periodic adjustment or which provide for periodic recovery of principal on demand. Under certain conditions, these securities may be deemed to have remaining maturities equal to the time remaining until the next interest adjustment date or the date on which principal can be recovered on demand.

    The Money Market Fund may invest without limit in the banking industry when, in the opinion of the Adviser, the yield, marketability and availability of investments meeting the Fund's quality standards in such industry justify any additional risks associated with the concentration of the Fund's assets in the industries.

HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND

    The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income exempt from federal, New York State and New York City personal income taxes as is consistent with the preservation of capital.

    The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of the net assets of the Fund, plus any borrowings for investment purposes, in obligations of the State of New York and its authorities, agencies, instrumentalities and political subdivisions, and of Puerto Rico, or the U.S. territories and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from regular federal income tax, and New York State and New York City personal income taxes ("New York Municipal Obligations"). This policy is fundamental and may not be changed without shareholder approval. In determining the tax status of interest on municipal obligations, the Adviser relies on opinions of bond counsel who may be counsel to the issuer.

    Although under normal circumstances, the Fund will invest at least 80% of its net assets in New York Municipal Obligations, market conditions may from time to time limit the availability of such obligations. To the extent that acceptable New York Municipal Obligations are not available for investment, the Fund may purchase municipal obligations issued by other states, their authorities, agencies, instrumentalities and political subdivisions, the interest income on which is exempt from federal income tax but is subject to New York State and New York City personal income taxes. The Fund may invest up to 20% of its net assets in obligations the interest income on which is subject to federal, New York State and New York City personal income taxes or the federal alternative minimum tax. Uninvested cash reserves may be held temporarily for the Fund pending investment.

    The Fund may invest more than 25% of its assets in participation interests issued by banks in industrial development bonds and other municipal obligations. In view of this possible "concentration" in bank participation interests, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. See "Investment in the Banking Industry" in the Investment Techniques section below.

    All investments on behalf of the Fund (i.e., 100% of the Fund's investments) mature or are deemed to mature within 397 days from the date of acquisition and the average maturity of the investments in the Fund's portfolio (on a dollar-weighted basis) is 90 days or less. The maturities of variable rate instruments held in the Fund's portfolio are deemed to be the longer of the period remaining until the next interest rate adjustment or the period until the Fund would be entitled to payment pursuant to demand rights, although the stated maturities may be in excess of 397 days. See "Variable Rate Instruments and Participation Interests" in the Investment Techniques section below.

    As a fundamental policy, the investments of the Fund are made primarily (i.e., at least 80% of its assets under normal circumstances) in:

    (1) Municipal bonds with remaining maturities of 397 days or less that at the date of purchase are rated Aaa or Aa by Moody's Investors Service ("Moody's"), AAA or AA by Standard & Poor's Rating Services ("Standard & Poor's") or AAA or AA by Fitch, Inc. ("Fitch") or, if not rated by any of these rating' agencies, are of comparable quality as determined by or on behalf of the Board of Trustees of the Trust on the basis of a credit evaluation of the obligor on the bonds or of the bank issuing a participation interest or guarantee or of any insurance policy issued in support of the bonds or the participation interest;

    (2) Municipal notes with remaining maturities of 397 days or less that at the date of purchase are rated MIG 1/VMIG 1 or MIG 2/VMIG 2 by Moody's, SP-1+, SP-1 or SP-2 by Standard & Poor's or F-1+, F-1 or F-2 by Fitch or, if not rated by any or these rating agencies, are of comparable quality as determined by or on behalf of the Board of Trustees of the Trust (The principal kinds of municipal notes are tax and revenue authorization notes, tax anticipation notes, bond anticipation notes and revenue anticipation notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. The Fund's investments may be concentrated in municipal notes of New York issuers.); and

    (3) Municipal commercial paper that at the date of purchase is rated Prime-1 or Prime-2 by Moody's, A-1+, A-1 or A-2 by Standard & Poor's or F-1+, F-1 or F-2 by Fitch or, if not rated by any of these rating agencies, is of comparable quality as determined by or on behalf of the Board of Trustees of the Trust. Issues of municipal commercial paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

     Subject to the fundamental policy, the New York Tax-Free Money Market Fund may invest in taxable securities (such as U.S. Government obligations or certificates of deposit of domestic banks). If the Trust invests on behalf of the New York Tax-Free Money Market Fund in taxable securities, such securities will, in the opinion of the Adviser, be of comparable quality and credit risk with the Municipal Obligations described above.

    As a non-diversified fund, the Fund is not subject to the general restrictions under the 1940 Act with respect to limiting the amount of the Fund's assets that may be invested in any one issuer; however, as a money market fund, the Fund is subject to certain diversification requirements under Rule 2a-7. Since the Fund may invest a relatively high percentage of the Fund's assets in the obligations of a limited number of issuers, the value of shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the value of shares of a diversified investment company would be. The Fund may also invest 25% or more of its assets in obligations that are related in such a way that an economic, business or political development or change affecting one of the obligations would also affect the other obligations including, for example, obligations the interest on which is paid from revenues of similar type projects, or obligations the issuers of which are located in the same state.

HSBC INVESTOR TAX-FREE MONEY MARKET FUND

    The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income exempt from regular federal income tax as is consistent with the preservation of capital.

    The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets, plus any borrowings for investment purposes, in investments, the income from which is exempt from regular federal income tax. This policy is fundamental and may not be changed without shareholder approval.

    The Fund will invest only in the highest quality securities that the Adviser believes present minimal credit risk. Highest quality securities are securities rated at the time of acquisition in the highest short-term category (i.e., A-1/P- 1) by at least two nationally recognized rating services (or, if only one rating service has rated the security, by that service) or, if the security is unrated, judged to be of equivalent quality by the Adviser. The Fund will maintain a dollar-weighted average maturity of 90 days or less and will not invest in securities with remaining maturities of more than 397 days. The Fund may invest in variable or floating rate securities which bear interest at rates subject to periodic adjustment or which provide for periodic recovery of principal on demand. Under certain conditions, these securities may be deemed to have remaining maturities equal to the time remaining until the next interest adjustment date or the date on which principal can be recovered on demand.

HSBC INVESTOR U.S. GOVERNMENT MONEY MARKET FUND

    The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income as is consistent with the preservation of capital.

    The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets, plus any borrowings for investment purposes, in debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, commitments to purchase such obligations, and repurchase agreements collateralized by such obligations. This policy is not fundamental and may be changed by the Board of Trustees of the Trust upon 60 days' notice to Fund shareholders. If there is a change, shareholders should consider whether the Fund remains an appropriate investment in light of their then-current financial position and needs.

    All investments on behalf of the Fund (i.e., 100% of the Fund's investments) mature or are deemed to mature within 397 days from the date of acquisition and the average maturity of the investments held in the Fund's portfolio (on a dollar-weighted basis) is 90 days or less. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities which are subject to repurchase agreements with recognized securities dealers and banks.

    The Fund invests in obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, notes and bonds, and issues of agencies and instrumentalities established under the authority of an Act of Congress. Some of the latter category of obligations are supported by the "full faith and credit" of the United States, others are supported by the right of the issuer to borrow from the U.S. Treasury, and still others are supported only by the credit of the agency or instrumentality. Examples of each of the three types of obligations described in the preceding sentence are (i) obligations guaranteed by the Export-Import Bank of the United States, (ii) obligations of the Federal National Mortgage Association ("FNMA"), and (iii) obligations of the Federal Farm Credit Bank, respectively.

HSBC INVESTOR U.S. TREASURY MONEY MARKET FUND

    The investment objective of the Fund is to provide as high a level of current income as is consistent with preservation of capital and liquidity.

    Under normal circumstances, the Fund is required to invest at least 80% of its net assets, plus any borrowings for investment purposes, in direct obligations of the U.S. Treasury which have remaining maturities not exceeding thirteen months. This policy is not fundamental and may be changed by the Board of Trustees of the Trust upon 60 days' notice to Fund shareholders. If there is a change, shareholders should consider whether the Fund remains an appropriate investment in light of their then-current financial position and needs. The Fund's current policy is to invest exclusively in obligations of the U.S. Treasury.

    The U.S. Treasury issues various types of marketable securities consisting of bills, notes, bonds and other debt securities. They are direct obligations of the U.S. Government and differ primarily in the length of their maturity. Treasury bills, the most frequently issued marketable U.S. Government security, have a maturity of up to one year and are issued on a discount basis. The Fund may not enter into loans of its portfolio securities, nor may the Fund invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. The Fund will not invest in repurchase agreements.

QUALIFYING AS A REGULATED INVESTMENT COMPANY

    The Trust intends to qualify each Fund as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify under current law, at the close of each quarter of each Fund's taxable year, at least 50% of the Fund's total assets must be represented by cash, U.S. Government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer. In addition, and again under current law, at the close of each quarter of its taxable year, not more than 25% of the Fund's total assets may be invested in securities of one issuer (or two or more issuers which are controlled by the Fund and which are determined to be engaged in the same or similar trades or businesses or related businesses) other than U.S. Government securities or the securities of other regulated investment companies.

                              INVESTMENT TECHNIQUES

    Each Fund invests in a variety of securities and in accordance with its investment objectives and policies (as described in the Prospectus and above in this SAI) employs a number of investment techniques. Each security and technique involves certain risks. The following is an alphabetical list of the investment techniques used by the Funds as indicated in the table, and the main risks associated with those techniques.

    The Funds indicated in the table for each investment technique indicated below are those to which the section of disclosure is directly relevant. For the purposes of this section, the California Tax-Free Money

Market Fund, New York Tax-Free Money Market Fund and Tax-Free Money Market Fund are collectively referred to as "Tax-Free Money Market Funds." Generally, if a particular investment type or technique is not indicated as being applicable to particular Funds, the risks of such investments will not be material to the investment strategies employed by such Funds, although the omission of a Fund from a particular technique does not necessarily imply that such Fund is prohibited from the use of such technique in all circumstances.

                                                                             Money Market        U.S.          U.S.
                                                                               Fund and        Government    Treasury     Tax-Free
                                                                                 Cash            Money         Money       Money
                                                                              Management         Market       Market       Market
TYPE OF INVESTMENT OR TECHNIQUE                                                  Fund             Fund         Fund        Funds
-------------------------------                                                  ----             ----         ----        -----
Foreign Securities                                                                X
Illiquid Investments, Rule 144A Securities, and Section 4(2) Securities           X                X                         X
Investments in Other Investment Companies                                         X                X             X           X
Lending of Portfolio Securities                                                   X                X                         X
Municipal Obligations                                                                                                        X
Obligations of Personal and Business Credit Institutions                          X                                          X
Participation Interests                                                                                                      X
Repurchase Agreements                                                             X                X                         X
Municipal Obligations                                                                                                        X
Selection of Money Market Investments                                             X                X             X           X
Sovereign and Supranational Debt Obligations                                      X
Stand-by Commitments                                                                                                         X
Taxable Securities Considerations                                                                                            X
U.S. Government Securities                                                        X                X             X           X
Variable Rate Instruments and Participation  Interests                                                                       X
When-Issued Municipal Obligations                                                                                            X

FOREIGN SECURITIES

    The Cash Management Fund and Money Market Fund may invest in securities of foreign issuers. Such investments by the Money Market Fund and Cash Management Fund may be made in U.S. dollar-denominated commercial paper of foreign issuers and in bank certificates of deposit and bankers' acceptances payable in U.S. dollars and issued by foreign banks (including U.S. branches of foreign banks) or by foreign branches of U.S. banks. These foreign investments involve certain special risks described below.

    Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, other taxes imposed by the foreign country on a Fund's earnings, assets, or transactions, limitation on the removal of cash or other assets of the Fund, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Furthermore, dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements, and transaction costs of foreign currency conversions. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries.

ILLIQUID INVESTMENTS, RULE 144A SECURITIES, AND SECTION 4(2) SECURITIES

    All Funds may invest up to 10% of their net assets in securities that are illiquid by virtue of the absence of a readily available market, or because of legal or contractual restrictions on resale. This policy does not limit the acquisition of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act") or commercial paper issued pursuant to Section 4(2) under the 1933 Act that are determined to be liquid in accordance with guidelines established by the Board of Trustees. There may be delays in selling these securities, and sales may be made at less favorable prices.

    The Adviser may determine that a particular Rule 144A or Section 4(2) security is liquid and thus not subject to the limitation on investments in illiquid securities, pursuant to guidelines adopted by the Board of Trustees. Factors that the Adviser must consider in determining whether a particular Rule 144A security is liquid include the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security, and the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutions might become, for a time, uninterested in purchasing these securities.

INVESTMENT IN OTHER INVESTMENT COMPANIES

    Each Fund may invest in securities issued by other investment companies. Such securities will be acquired by a Fund within the limits prescribed by the 1940 Act and the rules thereunder. Certain Funds have investment restrictions which limit there ability to invest in other investment companies. (See "Investment Restrictions" for a description of such limitations.) Investors should recognize that the purchase of securities of other investment companies results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such companies including operating costs, and investment advisory and administrative services fees.

    The Trust may, in the future, seek to achieve any Fund's investment objective by investing all of a Fund's assets in a no-load, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund. In such event, the investment advisory contract for a Fund would be terminated and the administrative services fees paid by the Fund would be reduced. Such investment would be made only if the Trustees of the Trust believe that the aggregate per share expenses of a Fund and such other investment company will be less than or approximately equal to the expenses which the Fund would incur if the Trust were to continue to retain the services of an investment adviser for the Fund and the assets of the Fund were to continue to be invested directly in portfolio securities.

    In cases where (1) a Fund has an investment policy to invest under normal circumstances at least 80% of its net assets in a particular type or category of securities, and (2) the Fund invests in another investment company that has a similar investment policy requiring it to invest under normal circumstances at least 80% of its net assets in that type or category of securities, the Fund will treat 80% of its investment in the other investment company as meeting the requirements of the Fund's policy concerning the investment of at least 80% of the Fund's net assets.

LENDING OF PORTFOLIO SECURITIES

    The Funds (except for the U.S. Treasury Money Market Fund) may each lend portfolio securities in an amount up to 33 1/3% of the Fund's net assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. Loans of portfolio securities earn income for a Fund and are collateralized by cash, cash equivalents or U.S. government securities. A Fund might experience a loss if the financial institution defaults on the loan. The borrower at the initiation of the loan must deposit with a Fund cash or cash equivalent collateral or provide to the Fund an irrevocable letter of credit equal in value to at least 102% of the value of loaned domestic securities and 105% of the value of loaned foreign securities, and then must continue to make deposits as necessary to maintain collateral of at least 100% of the value of the loaned securities on a daily basis. Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, a Fund must terminate the loan and vote the securities. Alternatively, a Fund may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities. During the time portfolio securities are on loan, the borrower pays the lending Fund any interest or distributions paid on such securities. A Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Fund or the borrower at any time. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

MUNICIPAL OBLIGATIONS

The Tax-Free Money Market Funds seek their investment objectives by investing primarily in short-term, high quality, fixed rate and variable rate obligations issued by a state, territory or possession of the United States, and their authorities, agencies, political subdivisions and instrumentalities and other qualifying issuers, the interest on which is exempt from federal income taxes, including participation interests issued by banks, insurance companies or other financial institutions with respect to such obligations. (Such obligations whether or not the interest thereon is subject to the federal alternative minimum tax, are referred herein as "Municipal Obligations.") In determining the tax status of interest on Municipal Obligations, the Adviser relies on opinions of bond counsel who may be counsel to the issuer.


OBLIGATIONS OF PERSONAL AND BUSINESS CREDIT INSTITUTIONS  (BANKING INDUSTRY)

    The Money Market Fund, Cash Management Fund and the Tax-Free Money Market Funds may invest without limit in the banking industry and in commercial paper and short-term corporate obligations of issuers in the personal credit institution and business credit institution industries when, in the opinion of the Adviser, the yield, marketability and availability of investments meeting the Fund's quality standards in those industries justify any additional risks associated with the concentration of the Fund's assets in those industries. The Money Market Fund, Cash Management Fund, Tax-Free Money Market Fund, New York Tax-Free Money Market Fund and California Tax-Free Money Market Fund, however, will invest more than 25% of its assets in the personal credit institution or business credit institution industries only when, to the Adviser's knowledge, the yields then available on securities issued by companies in such industries and otherwise suitable for investment by a Fund exceed the yields then available on securities issued by companies in the banking industry and otherwise suitable for investment by the Fund.


PARTICIPATION INTERESTS

    The Tax-Free Money Market Funds may purchase participation interests from banks in all or part of specific holdings of Municipal Obligations. Each of these Funds have the right to sell the participation interest back to the bank and draw on the letter of credit or guarantee for all or any part of the full principal amount of the participation interest in the security, plus accrued interest. In some cases, these rights may not be exercisable in the event of a default on the underlying Municipal Obligations; in these cases, the underlying Municipal Obligations must meet the Fund's high credit standards at the time of purchase of the participation interest. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders of the Fund. Each of the California Tax-Free Money Market Fund and New York Tax-Free Money Market Fund will not invest more than 5% of its assets in participation interests. The California Tax-Free Money Market Fund and New York Tax-Free Money Market Fund have no current intention of purchasing any participation interests in the foreseeable future.

REPURCHASE AGREEMENTS

    The Funds (except the U.S. Treasury Money Market Fund) may invest in repurchase agreements. A repurchase agreement arises when a buyer purchases an obligation and simultaneously agrees with the vendor to resell the obligation to the vendor at an agreed-upon price and time, which is usually not more than seven days from the date of purchase. The resale price of a repurchase agreement is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's funds are invested in the obligation and which is not related to the coupon rate on the purchased obligation. Obligations serving as collateral for each repurchase agreement are delivered to a Fund's custodian bank either physically or in book entry form and the collateral is marked to the market daily to ensure that each repurchase agreement is fully collateralized at all times. A buyer of a repurchase agreement runs a risk of loss if, at the time of default by the issuer, the value of the collateral securing the agreement is less than the price paid for the repurchase agreement. A Fund may enter into repurchase agreements only with a vendor which is a member bank of the Federal Reserve System or which is a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The restrictions and procedures that govern the investment of a Fund's assets in repurchase obligations are designed to minimize the Fund's risk of losses from those investments. Repurchase agreements are considered collateralized loans under the 1940 Act.

    The repurchase agreement provides that, in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If, at the time a Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Funds have each adopted and follow procedures which are intended to minimize the risks of repurchase agreements. For example, each Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

    All repurchase agreements entered into by the Funds are fully collateralized at all times during the period of the agreement in that the value of the underlying security is at least equal to the amount of the loan, including the accrued interest thereon, and the Fund or its custodian bank has possession of the collateral, which the Trust's Board of Trustees believes gives the Fund a valid, perfected security interest in the collateral. The Trust's Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by a Fund. Repurchase agreements give rise to income which does not qualify as tax-exempt income when distributed to Fund shareholders.

SELECTION OF MONEY MARKET INVESTMENTS

    The Funds invest in fixed income securities. The value of the fixed income securities in a Fund's portfolio can be expected to vary inversely with changes in prevailing interest rates. Although each Fund's investment policies are designed to minimize these changes and to maintain a net asset value of $1.00 per share, there is no assurance that these policies will be successful. Withdrawals by shareholders could require the sale of portfolio investments at a time when such a sale might not otherwise be desirable.

    The Funds (except the U.S. Treasury Money Market Fund) may each invest in bank certificates of deposit and bankers' acceptances and, with respect to the Money Market Fund only, time deposits issued by banks having deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. Should the Trustees decide to reduce this minimum deposit requirement, shareholders would be notified and the Prospectus supplemented.

    Securities issued or guaranteed as to principal and interest by the U.S. Government include a variety of Treasury securities, which differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the Treasury.

    Considerations of liquidity and preservation of capital mean that a Fund may not necessarily invest in money market instruments paying the highest available yield at a particular time. Consistent with its investment objectives, the Funds will each attempt to maximize yields by portfolio trading and by buying and selling portfolio investments in anticipation of, or in response to, changing economic and money market conditions and trends. The Funds will each also invest to take advantage of what the Adviser believes to be temporary disparities in yields of different segments of the high-grade money market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations purchased by a Fund, may result in frequent changes in the Fund's portfolio. Portfolio turnover may give rise to taxable gains. The Funds do not usually pay brokerage commissions in connection with the purchase or sale of portfolio securities.

SOVEREIGN AND SUPRANATIONAL DEBT OBLIGATIONS

    The Money Market Fund and Cash Management Fund may each invest in sovereign and supranational debt obligations. To the extent the Money Market Fund or Cash Management Fund invest in sovereign and supranational debt instruments issued or guaranteed by foreign governments, agencies, and supranational entities ("sovereign debt obligations"), especially sovereign debt obligations of developing countries, an investment in the Fund may be subject to a high degree of risk, and the sovereign debt obligation may be in default or present the risk of default. The issuer of the obligation or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

STAND-BY COMMITMENTS

    The Tax-Free Money Market Funds may invest in stand-by commitments. When a Fund purchases municipal obligations it may also acquire stand-by commitments from banks with respect to such municipal obligations. The Tax-Free Money Market Funds also reserve the right, and may in the future, subject to receipt of an exemptive order pursuant to the 1940 Act, acquire stand-by commitments from broker-dealers. There can be no assurance that such an order will be granted. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at a Fund's option a specified municipal obligation at a specified price. A stand-by commitment is the equivalent of a "put" option acquired for a Fund with respect to a particular municipal obligation held for it.

    Each of the Tax-Free Money Market Funds intend to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The purpose of this practice is to permit the Tax-Free Money Market Funds to be fully invested in municipal obligations, and to the extent possible municipal obligations, while preserving the necessary liquidity to purchase municipal obligations on a "when-issued" basis, to meet unusually large redemptions and to purchase at a later date municipal obligations other than those subject to the stand-by commitment.

    The amount payable to a Fund upon the exercise of a stand-by commitment normally is (1) the acquisition cost of the municipal obligation (excluding any accrued interest paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, the underlying municipal obligation is valued at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying municipal obligation. Stand-by commitments are valued at zero for purposes of computing the net asset value per share of a Fund.

    The stand-by commitments that a Fund may enter into are subject to certain risks, which include the ability of the issuer of the commitment to pay for the municipal obligations at the time the commitment is exercised, the fact that the commitment is not marketable by the Fund, and the fact that the maturity of the underlying Municipal Obligation will generally be different from that of the commitment.

TAXABLE SECURITIES CONSIDERATIONS

    Although the Tax-Free Money Market Funds will normally invest at least 80% of their net assets in tax exempt obligations, each Fund may invest up to 20% of its net assets in securities of the kind described below, the interest income on which is subject to federal income tax, under any one or more of the following circumstances: (a) pending investment of proceeds of sales of Fund shares or of portfolio securities; (b) pending settlement of purchases of portfolio securities; and (c) to maintain liquidity for the purpose of meeting anticipated redemptions.

    In addition, each of the New York Tax-Free Money Market Fund and California Tax-Free Money Market Fund may temporarily invest more than 20% of its assets in such taxable securities when, in the opinion of the Adviser, it is advisable to do so because of adverse market conditions affecting the market for municipal obligations. The kinds of taxable securities in which New York Tax-Free Money Market Fund and California Tax-Free Money Market Fund's assets may be invested are limited to the following short-term, fixed income securities (maturing in 397 days or less from the time of purchase): (1) obligations of the U.S. Government or its agencies, instrumentalities or authorities; (2) commercial paper rated Prime-1 or Prime-2 by Moody's Investors Service ("Moody's"), A-l+, A-1 or A-2 by Standard & Poor's Rating Services ("Standard & Poor's") or F-1+, F-1 or F-2 by Fitch, Inc. ("Fitch"); (3) certificates of deposit of domestic banks with assets of $1 billion or more; and (4) repurchase agreements with respect to municipal obligations or other securities which the Funds are permitted to own. Under circumstances where the New York Tax-Free Money Market Fund and California Tax-Free Money Market Fund's assets may be invested in taxable securities, the Funds may be invested in municipal obligations which are subject to the alternative minimum tax.

U.S. GOVERNMENT SECURITIES

    The Funds may each invest in U.S. Government Securities. U.S. Government securities include bills, notes, and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. Government. The U.S. Treasury Money Market Fund invests only in obligations of the U.S. Treasury and therefore may not invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government.

    Some U.S. Government securities are supported by the direct full faith and credit pledge of the U.S. Government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as securities issued by the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agencies' obligations; and others are supported only by the credit of the issuing or guaranteeing instrumentality. There is no assurance that the U.S. Government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.

VARIABLE RATE INSTRUMENTS AND PARTICIPATION INTERESTS

    The Tax-Free Money Market Funds may each invest in variable rate instruments, which provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to receive payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such instrument or by tendering or "putting" such instrument to a third party.

    Investments in floating or variable rate securities normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury bonds or bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on short notice at par plus accrued interest. While there is usually no established secondary market for issues of this type of security, the dealer that sells an issue of such securities frequently also offers to repurchase such securities at any time, at a repurchase price which varies and may be more or less than the amount the bondholder paid for them.

    Because of the variable rate nature of the instruments, during periods when prevailing interest rates decline, a Fund's yield will decline and its shareholders will forgo the opportunity for capital appreciation. On the other hand, during periods when prevailing interest rates increase, a Fund's yield will increase and its shareholders will have reduced risk of capital depreciation. In certain cases, the interest rate index on which an instrument's yield is based may not rise and fall to the same extent or as quickly as the general market for municipal obligations. The value of these instruments may be more volatile than other floating rate municipal obligations.

    Certain floating or variable rate obligations that may be purchased by the Tax-Free Money Market Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity.

    The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the obligation upon demand, or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed for a Fund through the demand feature, an obligation matures on a specified date which may range up to 30 years from the date of issuance.

"WHEN-ISSUED" MUNICIPAL OBLIGATIONS

    The Tax-Free Money Market Funds may each invest in "when-issued" municipal obligations. New issues of municipal obligations may be offered on a "when-issued" or "forward delivery" basis. The payment obligation and the interest rate that will be received on the municipal obligations offered on this basis are each fixed at the time a Fund commits to the purchase, although settlement, i.e., delivery of and payment for the municipal obligations, takes place beyond customary settlement time (but normally within 45 days of the commitment). Between the time a Fund commits to purchase the "when-issued" or "forward delivery" municipal obligation and the time delivery and payment are made, the "when-issued" or "forward delivery" municipal obligation is treated as an asset of the Fund and the amount which the Fund is committed to pay for that municipal obligation is treated as a liability of the Fund. No interest on a "when-issued" or "forward delivery" municipal obligation is accrued for a Fund until delivery occurs. Although the Tax-Free Money Market Funds only make commitments to purchase "when-issued" or "forward delivery" municipal obligations with the intention of actually acquiring them, each Fund may sell these obligations before the settlement date if deemed advisable by the Adviser.

    Purchasing municipal obligations on a "when-issued" or "forward delivery" basis can involve a risk that the yields available in the market on the settlement date may actually be higher (or lower) than those obtained in the transaction itself and, as a result, the "when-issued" or "forward delivery" municipal obligation may have a lesser (or greater) value at the time of settlement than a Fund's payment obligation with respect to that municipal obligation. Furthermore, if a Fund sells the "when-issued" or "forward delivery" municipal obligation before the settlement date or if a Fund sells other obligations from the Fund's portfolio in order to meet the payment obligations, a Fund may realize a capital gain, which is not exempt from federal or state income taxation.

    Municipal obligations purchased on a "when-issued" or "forward delivery" basis and the securities held in a Fund's portfolio are subject to changes in value (both generally changing in the same way, that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a "when-issued" or "forward delivery" basis, short-term obligations that offer same day settlement and earnings normally are purchased. Although short-term investments normally are in tax-exempt securities, short-term taxable securities may be purchased if suitable short-term tax-exempt securities are not available. At the time a Fund enters into a transaction on a "when-issued" or forward delivery basis, it will segregate cash, cash equivalents or high quality debt securities equal to the amount of the "when-issued" or "forward delivery" commitment. For the purpose of determining the adequacy of the securities segregated, the securities are valued at market value. If the market value of such securities declines, additional cash or high quality debt securities are segregated daily so that the value of the segregated securities equals the amount of the Fund's commitments. On the settlement date of the "when-issued" or "forward delivery" securities, a Fund's obligations are met from then-available cash flow, sale of segregated securities, sale of other securities or, although not normally expected, from sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or lesser than a Fund's payment obligations).

                              SPECIAL RISK FACTORS

RISK FACTORS AFFECTING INVESTMENTS IN CALIFORNIA MUNICIPAL OBLIGATIONS

    The information set forth below constitutes only a brief summary of a number of complex factors which may impact issuers of California Municipal Bonds. The information is derived from sources that are generally available to investors, including information promulgated by the State's Department of Finance and State's Treasurer's Office. Such information has not been independently verified by the Fund, and the Fund assumes no responsibility for the completeness or accuracy of such information, and such information will not be updated during the year. The information is intended to give recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of California.

    Investments in California Municipal Obligations may be particularly affected by political, economic or regulatory developments affecting the ability of California issuers to pay interest or repay principal. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California governmental issuers to maintain debt service on their obligations. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers. It should be noted that the financial strength of local California issuers and the creditworthiness of obligations issued by local California issuers is not directly related to the financial strength of the State or the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

    With a gross state product in excess of $1 trillion, California's economy is the largest state economy in the United States. In addition to its size, California's economy is diverse, with no industry sector accounting for more than one-quarter of the State's output. While California's economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, entertainment, real estate and financial services, and may be sensitive to economic factors affecting those industries.

     The California and national economies got off to fast starts in 2006, but declining housing sectors increasingly weighed on the economies as the year progressed. Economic data for October and November suggest that the fourth quarter will be the low point for national economic growth in 2006. While on the whole, 2006 was a better year than 2005 for the state and national economies, neither economy will be going into 2007 with much momentum.

     Economic growth will likely be modest in the first half of 2007, and unemployment could increase slightly. The second half of the year should bring better growth as state and national housing sectors begin to pull out of their downturns. Both economies should improve further in 2008.

     The major risks to this outlook are a longer, deeper housing slump and higher mortgage rates, either of which could test consumer confidence.

    The outlook for the national economy is slowing growth. Real GDP is projected to grow 2.4 percent in 2007 and 2.9 percent in 2008, as compared to
3.3 percent in 2006. Nonfarm payroll employment is forecast to increase 1.1 percent in 2007 and 1.2 percent in 2008, as compared to 1.4 percent in 2006.

    Two sectors of the economy are primarily responsible for the expected slowdown in real GDP growth in 2007-the housing sector and light vehicle manufacturing. The downturn in the nation's housing sector is by far the more important. Declines in residential construction reduced real GDP growth by 0.7 percentage points in the second quarter of 2006 and 1.2 percentage points in the third quarter, pulling real GDP growth below 3 percent in both quarters. Cuts in residential construction are expected to lop off about 1 to 1.2 percentage points in real GDP growth in the fourth quarter of 2006 and the first quarter of 2007. The drag of residential construction on real GDP growth is expected to diminish in the second quarter of 2007 and then contribute to real GDP growth in the second half of 2007 and in all of 2008.

     The slowdown in the nation's housing sector is now evident in almost every measure of the sector. The value of new residential construction fell 10 percent from March 2006 to October 2006. Housing starts declined 28 percent from their peak in June 2005, and housing permits 31 percent from their October 2005 peak. New home sales fell 25 percent from October 2005 to October 2006 and existing home sales by 12 percent. The median price of existing homes sold fell about 4 percent over that period, while the median price of new homes, without adjustment for buyer incentives, rose about 6 percent. If buyer incentives were subtracted from the prices of new homes, the median new home price in October would likely be down from the year-ago price. Light vehicle sales dropped sharply in October and November, and automakers responded by making production cuts, some of them extending through the first half of 2007.

     Other sectors of the economy may experience some slowdown in growth, but most are expected to hold up quite well in 2007, the most important being consumer spending. Growth in consumer spending slowed in the second and third quarters of 2006. Some of this slowdown was directly due to the housing downturn: growth in spending on home furnishings and appliances fell sharply in the second and third quarters as home sales dropped, for example. But most of the housing sector's effect on consumer spending was indirect-the result of cutbacks in spending by workers in the housing sector and closely related industries whose incomes were reduced. Thus consumer spending is expected to continue growing at a rate somewhat higher than that of economic output. There is little evidence that consumers have cut back their spending because reduced home price gains or price declines have made them feel less well off.

     Two sectors are expected to grow considerably quicker than real GDP in 2007 and 2008: exports and investment in equipment and software by business. Exports will benefit from the declining dollar, and the improved economies of many of the nation's major trading partners. Investment in equipment and software will be boosted by the strong profit gains of recent years and growing capacity constraints many industries.

     Rising energy prices pushed up general inflation in 2006 but are expected to be more stable in 2007 and 2008, resulting in lower general inflation. The improvement in inflation and relatively modest output growth in 2007 will likely keep Federal Reserve inflation hawks at bay. In fact, the Federal Reserve is expected to cut short-term interest rates three times in 2007 to ensure that the slowdown in economic growth does not turn into something worse.

     While the outlook is for slower, but still positive growth, the major risk for even slower growth would be if there is a longer and deeper decline in housing and higher mortgage rates.

     Like the national economy, the outlook for the California economy is also slowing growth, with Personal income projected to grow only 5.7 percent in 2007 and 5.4 percent in 2008, as compared to 6.6 percent in 2006. Nonfarm payroll employment is forecast to increase 1.2 percent in 2007 and 1.6 percent in 2008, as compared to 1.8 percent in 2006.

     As in the nation as a whole, a downturn in the state's housing sector is primarily behind the slowing of the California economy in the second half of 2006. A second, but considerably smaller, factor is reduced light vehicle sales.

     The  state's  housing  sector has  turned  down more  sharply  than has the national housing sector. The number of new permits issued in the first ten months of the year was 21 percent below the year-ago level. Sales of existing single-family detached homes were down almost 30 percent in October from the year-ago level, and new home sales were down 21 percent. Price gains have moderated considerably, and some counties, including six of the nine Bay Area counties, have experienced year-over-year price declines. The number of foreclosures in the third quarter of 2006 was more than double the year-earlier level. Residential permits are projected to fall again in 2007 before rebounding in 2008.

      California participated in the decline in auto sales in October and November. In fact, sales in the state were described as especially weak in news reports.

     A number of measures of the  California  economy,  while  showing  signs of
slowing,  are  quite  strong-personal  income,  taxable  sales,   private-sector
nonresidential and public works construction, and state exports.

     According to the U.S. Bureau of Economic Analysis, personal income-income received by California residents from all sources-was up 6.6 percent from a year earlier and wages and salaries 7.6 percent in the first three quarters of 2006. Both are growing considerably quicker than in 2005. Personal income posted a 5.4 percent gain in 2005 as a whole, for example. But, for both measures, the gain was strongest in the first quarter and then shrank as the year proceeded. This pattern is consistent with news reports that 2005 bonuses were large in financial services, some high-tech industries, and durable goods manufacturing. Personal income is expected to benefit in 2007 from large bonuses on work done in 2006, as well as increased equity-related compensation.

     Statewide taxable sales were more than 7 percent above their year-ago level in the first half of 2006, consistent with the strong gain in wages and salaries in that period.

     Private-sector nonresidential construction was strong again in 2006 with large gains in office, hotel and motel, and parking garage construction and alterations and additions. Work on the new Bay Bridge helped public works construction surge by over 20 percent in 2006. Private sector nonresidential construction is expected to post high single-digit percentage gains and public works construction, mid-to high single-digit percentage gains in 2007and 2008.

     Made-in-California merchandise exports were almost 11 percent higher than a year earlier in the first three quarters of 2006 and should easily set a new record in 2006. Gains in exports to mainland China and Mexico dwarfed those to other destinations. High-tech exports grew, but not as quickly as total exports.

     For the first 10 months of 2006, job growth was about the same as in 2005. Smaller job gains in retail trade, construction, and financial activities were offset by bigger job gains in leisure and hospitality, government, and professional and business services.

     The state's unemployment rate dropped from an average of 5.8 percent in the first ten months of 2005 to 5.1 percent in the first ten months of 2006, as the number of unemployed persons fell below 900,000 for the first time in five years.

     While the outlook is for slower, but still positive growth, the major risk for even slower growth would be if there is a longer and deeper decline in housing and higher mortgage rates. California's economy, like those of other states with expensive housing, is particularly sensitive to changes in interest rates. A jump in mortgage rates would raise payments for home owners with adjustable rate mortgages and come at the same time as the first wave of refinancing of the various five-year balloon mortgages.

     As the fifth year of economic expansion comes to a close, the national and California economies are facing increased risks. Slower growth, stable energy prices, moderating inflation, and stable to lower interest rates might be the best possible outcome in the near-term.

     California's ratings have improved significantly in recent years. Fitch upgraded $38.5 billion in California's general obligation bonds on June 9, 2006 from A to A+. Fitch cited California's continuing economic recovery, strong revenue performance, and continued progress in reducing fiscal imbalances. Also affected by the upgrade were the Veterans general obligation bonds and the state's lease-revenue bonds.

     Standard & Poor's raised California's general obligation (GO) bond rating to A+ from A on May 17, 2006. S&P based the upgrade on California's "strong economic growth in almost all sectors," and its recent revenue surge, which led to a higher than expected general fund balance, and reduced the State's structural deficit to an estimated $2.5 billion in fiscal year 2007-08. In addition, S&P raised its ratings on the State's lease-revenue supported debt to A from A-.

     Also in May, 2006, Moody's Investors Service upgraded California's general obligation (GO) bonds to A1 from A2. Moody's cited the State's strong economy and increased tax revenues. The upgrade affected approximately $38.3 billion of outstanding state GO bonds, $6.5 billion of General Fund supported lease revenue bonds and judgment obligations, and $3.2 billion of General Fund-enhanced tobacco settlement bonds.

    There can be no assurance that such ratings will be maintained in the future. The State's credit rating, and any future revisions or withdrawal of a credit rating, could have a negative effect on the market price of the State's general obligation bonds, as well as notes and bonds issued by California's public authorities and local governments. Lower ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Further, downgrades can negatively impact the marketability and price of securities in the Fund's portfolio.

    The State is party to numerous legal proceedings, many of which normally occur in governmental operations and which, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources.

    Constitutional and statutory amendments as well as budget developments may affect the ability of California issuers to pay interest and principal on their obligations. The overall effect may depend upon whether a particular California tax-exempt security is a general or limited obligation bond and on the type of security provided for the bond. It is possible that measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.

    Additional information can be found on the website of the Department of Finance of the State of California at http://www.dof.ca.gov/.

RISK FACTORS AFFECTING INVESTMENTS IN NEW YORK MUNICIPAL OBLIGATIONS

    The Trust intends to invest a high proportion of the New York Tax-Free Money Market Fund's assets in New York municipal obligations. The summary set forth above is included for the purposes of providing a general description of New York State and New York City credit and financial conditions, and does not purport to be complete. The information is derived from sources that are generally available to investors, and such information has not been independently verified by the Fund, and the Fund assumes no responsibility for the accuracy or completeness of such information, and such information will not be updated during the year. Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk inherent in the Fund's concentration in such obligations versus the safety that comes with a less geographically concentrated investment portfolio and should compare the yield available on a portfolio of New York issues with the yield of a more diversified portfolio including out-of-state issues before making an investment decision. The Adviser believes that by maintaining the Fund's investment portfolio in liquid, short-term, high quality municipal obligations, including participation interests and other variable rate instruments that have high quality credit support from banks, insurance companies or other financial institutions, the Fund is somewhat insulated from the credit risks that may exist for long-term New York municipal obligations.

    New York State and other issuers of New York Municipal Obligations have historically experienced periods of financial difficulties which have caused the credit ratings of certain of their obligations to be downgraded by certain rating agencies. Recurrence of such financial difficulties could result in defaults or declines in the market values of various New York Municipal Obligations in which the Fund may invest. There can be no assurance that credit ratings on obligations of New York State and New York City and other New York Municipal Obligations will not be downgraded further.

    The State's economic expansion entered its fourth year in September 2006, with State employment, personal income, and wages all experiencing solid growth. The momentum of the State's expansion appears to have peaked, however, and the Division of Budget (DOB) forecast for the next four years predicts more moderate rates of economic growth.

    The State's strong income performance in 2006, was due in large part to significant increases in finance and insurance sector bonus growth, a strong real estate market and substantial stock market gains. These trends have translated into continuing strong growth in State tax revenues. If current estimates are correct, annual growth in tax receipts will approach nearly 12 percent in the current fiscal year, after factoring the impact of law changes. The extraordinary rates of underlying growth are expected to moderate in future years consistent with projected economic growth. In addition, receipts growth will be reduced by already enacted tax reductions.

    The net General Fund surplus is projected at $1.5 billion in the current year, $451 million higher than the Mid-Year Update. Strength in tax collections, attributable especially to continued economic growth in the financial services, real estate, and construction sectors, has led DOB to raise its General Fund tax receipts forecast for the current year by over $500 million. This growth is partially offset by a delayed payment of $175 million from the New York Power
Authority that is now expected to be received in 2007-08, and other modest revenue revisions. A planned $428 million payment from New York City also remains at risk, but is expected by the end of the current fiscal year.

    Many complex political, social, and economic forces influence the State's economy and finances unpredictably from fiscal year to fiscal year. Forecast of national and State economic activity have frequently failed to accurately predict the timing and magnitude of specific and cyclical changes to the national and State economies.

    Although it appears that the Federal Reserve has successfully managed a soft landing and that the U.S. economy will avoid a near-term recession, considerable risk remain. As always, any forecast of New York State's economic performance is contingent upon the absence of severe shocks to the economy. Unpredictable events such as a major terrorist attack remain the biggest risk to continued economic expansion. Such a shock could impair economic growth in many ways, such as causing a plunge in consumer confidence, the stock market, investment spending by firms, or impairing the transportation of goods and services, or causing a large spike in oil prices. A severe and extended downturn could easily materialize from such shocks.

    A more severe downturn than anticipated in the housing market could derail the national economy from its predicted path. The additional weakness emanating from the housing and manufacturing sectors could result in lower job and income growth than expected, which in turn would produce lower than expected growth in household spending. A more abrupt increase in energy prices could reduce the ability of consumers and businesses to spend on non-energy related items. Such cutbacks could make firms behave even more cautiously and reduce business capital spending. Persistently high energy prices also raise the possibility that inflationary expectations could ratchet higher, causing the Federal Reserve Board to revert back to a tightening of monetary policy. Higher interest rates would, in turn, further exacerbate the slowdown and raise the likelihood of a recession.

    A sharp reduction in the inflow of foreign funds could produce new inflationary pressures by weakening the U.S. dollar, which might also cause the Federal Reserve to resume monetary tightening. Such a development might also produce an imbalance in the market for U.S. Treasury securities, causing long-term rates to rise higher than expected in order to fund the Federal budget deficit; higher than anticipated Federal spending on the Iraq war could have a similar effect. An increase in interest rates could, in turn, induce households to increase the personal saving rate, resulting in even further cutbacks in consumer spending. This risk would only be exacerbated by lower than expected equity or housing prices, particularly if the anticipated easing of home prices happens suddenly rather than gradually, as expected. Again, lower consumption growth could weaken expected future corporate profits and, in turn, lower employment and investment growth.

    On the other hand, lower than expected inflation, perhaps as a result of an even greater drop in the price of oil or more modest growth in unit labor costs, possibly due to slower growth in wages or stronger productivity growth, could induce the Federal Reserve to reduce its short-term interest rate target, resulting in stronger consumption and investment growth than projected. A more rapid increase in export growth due to either a weakened dollar or faster global growth could generate a somewhat stronger increase in total output than expected. Moreover, stronger employment growth could result in higher real wages, supporting faster growth in consumer spending than currently anticipated.

    In addition to the risks described above for the national forecast, there are risks specific to New York State. The chief risk remains another attack targeted at New York City that could once again plunge the State economy into a recession, resulting in substantially lower income and employment growth than is currently forecast. Higher energy prices and the potential for greater pass-through to core inflation, combined with a tightening labor market, raise the probability that the Federal Reserve could tighten one more time. Such an outcome could negatively affect the financial markets, which would also disproportionately affect the New York State economy. In addition, the State's real estate market could decline more than anticipated, which would negatively affect household consumption and taxable capital gains realizations. These effects could ripple though the economy, affecting both employment and wages.

    In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities is possible, resulting in higher than projected wage and bonuses growth. It is important to recall that the financial markets, which are so pivotal to the direction of the downstate economy, are notoriously difficult to forecast.

    Existing labor contracts with all of the State's major employee unions expire at the end of 2006-07 (United University Professionals will expire on July 1, 2007). New York State's 2007-2008 financial plan does not set aside any reserves for future collective bargaining agreements in 2007-08 or beyond. Each future one percent salary increase would cost roughly $86 million annually in the General Fund and $134 million in All Funds.

    The State's projections for 2006-07 and beyond assume approximately $450 million annually in receipts that are the subject of ongoing negotiations between the State and New York City. Actual receipts in 2005-06 were $450 million below planned levels, which the State recovered on a cash-basis by reducing spending for State aid to the City for reimbursement of CUNY costs.

    The Office of the Inspector General (OIG) of the United States Department of Health and Human Services is conducting six audits of aspects of New York State's School Supportive Health Services program with regard to Medicaid reimbursement. The audits cover $1.4 billion in claims submitted between 1990 and 2001. To date, OIG has issued four final audit reports, which cover claims submitted by upstate and New York City school districts for speech pathology and transportation services. The final audits recommend that the Centers for Medicare and Medicaid Services (CMS) disallow $173 million of the $362 million in claims for upstate speech pathology services, $17 million of $72 million for upstate transportation services, $436 million of the $551 million in claims submitted for New York City speech pathology services, and $96 million of the $123 million for New York City transportation services. New York State disagrees with the audit findings on several grounds and has requested that they be withdrawn. If the recommended disallowances are not withdrawn, the State expects to appeal.

    While CMS has not taken any action with regard to the disallowances recommended by OIG, CMS is deferring 25 percent of New York City claims and 9.7 percent of claims submitted by the rest of the State, pending completion of the audits. Since the State has continued to reimburse school districts for certain costs, these Federal deferrals are projected to drive additional spending of roughly $50 million annually, which has been reflected in the State's Financial Plan.

    On January 18, 2007, the Centers for Medicare and Medicaid Services (CMS) issued a proposed rule that, if implemented, would significantly curtail Federal Medicaid funding to public hospitals (including New York City's Health and Hospital Corporation - HHC) and institutions and programs operated by both the State Office of Mental Retardation and Developmental Disabilities and the State Office of Mental Health. The rule seeks to restrict State access to Federal Medicaid resources. The provision replacing prospective reimbursement with cost-based methodologies would have the most significant impact on New York's health care system.

    The proposed rule could go into effect as soon as September 2007. It is estimated the rule could result in the loss of $350 million annually in Federal funds for HHC and potentially larger losses in aid for the State Mental Hygiene System.

    The states affected by the regulations are expected to challenge their adoption on the basis that CMS is overstepping its authority and ignoring the intent of Congress. In recent years, the Congress has rejected similar proposals in the President's budget.

    Recently, S&P had given New York State's general obligation bonds a rating of AA, Moody's had given the State's general obligation bonds a rating of Aa3 and Fitch had given the bonds a rating of AA-. New York City's general obligation debt was rated A1 by Moody's, AA- by S&P and A+ by Fitch. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State municipal obligations in which the New York Tax-Free Money Market Fund invests.

    For further information concerning New York Obligations, see the Annual Information Statement (AIS), and any updates and supplements thereto. A copy of the AIS (and any updates and supplements thereto), is available on the New York
Division      of      the      Budget's       ("DOB")      internet      website
(http://www.budget.state.ny.us/) or by contacting the New York Division of the Budget. New York State's Financial Plan, including the economic forecast for 2006-07, detailed forecasts for New York State receipts, and the proposed Capital Program and Financing Plan for the 2005-2006 through 2009-10 fiscal years are available on the New York State Division of the Budget's website at www.budget.state.ny.us. In addition to this information, the Office of the State Comptroller prepares the State's annual financial statements and comprehensive annual financial report. Copies of both documents may be obtained by contacting the Office of the State Comptroller, or on their website at www.osc.state.ny.us.

                             PORTFOLIO TRANSACTIONS

    Purchases and sales of securities will usually be principal transactions. Portfolio securities normally will be purchased or sold from or to issuers directly or from or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing portfolio securities transactions for each Fund primarily consists of dealer spreads and underwriting commissions. The Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities for each Fund. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of each Fund's shareholders rather than by any formula. In placing orders for each Fund, the primary consideration is prompt execution of orders in an effective manner at the most favorable price, although the Fund does not necessarily pay the lowest spread or commission available. Other factors taken into consideration are the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities. To the extent consistent with applicable legal requirements, the Adviser may place orders for the purchase and sale of Fund investments for a Fund with a broker-dealer affiliate of the Adviser.

    The Adviser may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing each Fund. The management fee paid from each Fund is not reduced because the Adviser and its affiliates receive such services.

    Generally, money market securities are traded on a net basis and do not involve brokerage commissions. Under the 1940 Act, persons affiliated with HSBC Bank USA, the Adviser, the Trust or BISYS Fund Services are prohibited from dealing with a Fund as a principal in the purchase and sale of securities except in accordance with regulations adopted by the SEC. A Fund may purchase municipal obligations from underwriting syndicates of which the Distributor or other affiliate is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act. Under the 1940 Act, persons affiliated with the Adviser, the Fund or BISYS Fund Services may act as a broker for the Fund. In order for such persons to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by such persons must be reasonable and fair compared to the commissions, fees or other remunerations paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliate to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Trustees of the Trust regularly review any commissions paid by the Funds to affiliated brokers. The Funds will not do business with nor pay commissions to affiliates of the Adviser in any portfolio transactions where they act as principal.

    As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause each Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction, provided that the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the broker-dealer's respective overall responsibilities to the Fund or to its other clients. Not all of such services are useful or of value in advising each Fund.

    The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement. Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Funds and the Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement. The SEC has published proposed interpretative guidance that would tighten existing standards concerning the types of expenses that qualify for the
Section 28(e) safe harbor and set forth certain steps that investment advisers would need to take in order to ensure such qualification.

    Investment decisions for each Fund and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought for certain clients even though it could have been sold for other clients at the same time, and a particular security may be sold for certain clients even though it could have been bought for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. In some instances, one client may sell a particular security to another client. Two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in that security are, insofar as practicable, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. In addition, when purchases or sales of the same security for a Fund and for other clients of the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchases or sales. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients in terms of the price paid or received or of the size of the position obtainable. It is recognized that, in some cases, this system could have a detrimental effect on the price or volume of the security as far as the

Fund is concerned. In other cases, however, the Adviser believes that the Funds' ability to participate in volume transactions will produce better executions for the Funds.

    The Board of Trustees has adopted a policy to ensure compliance with Rule 12b-1(h) under the 1940 Act in the selection of broker-dealers to execute portfolio transactions for the Funds. Generally, Rule 12b-1(h) prohibits the Funds from compensating a broker-dealer for promotion or sale of Fund shares by directing to the broker-dealer securities transactions or remuneration received or to be received from such portfolio securities transactions.

    Since the Funds invest primarily in fixed-income securities, it is anticipated that most purchases and sales will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, the Funds would not ordinarily pay significant brokerage commissions with respect to their securities transactions.

    In the United States and in some other countries debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Subject to the requirement of seeking execution at the best available price, securities may, as authorized by each Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present no arrangements for the recapture of commission payments are in effect. During the last fiscal year ended October 31, 2006, the Funds acquired securities issued by their regular broker or dealers, or their parent companies, as follows. The following shows the aggregate holdings of the securities of each such issuer as of October 31, 2006. (For these purposes a regular broker or dealer includes any of the (a) ten brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the Trust's portfolio transactions during the its most recent fiscal year, (b) ten brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Trust during its most recent fiscal year, or (c) ten brokers or dealers that sold the largest dollar amount of securities of the Funds during the Trust's most recent fiscal year.)

   ------------------------------- --------------------- -----------------------
                                                             U.S. Government
                                     Money Market Fund       Money Market Fund
   ------------------------------- --------------------- -----------------------
   Citigroup                           $219,302,630
   ------------------------------- --------------------- -----------------------
   Lehman Brothers                                             $100,000,000
   ------------------------------- --------------------- -----------------------
   Morgan Stanley                                              $558,395,000
   ------------------------------- --------------------- -----------------------
   Goldman Sachs & Co.                   $100,000,000          $350,000,000
   ------------------------------- --------------------- -----------------------
   J.P. Morgan                            $40,007,182
   ------------------------------- --------------------- -----------------------
   State Street Bank & Trust Co.         $225,000,000
   ------------------------------- --------------------- -----------------------
   Key Bank/McDonald Investment          $223,356,000
   ------------------------------- --------------------- -----------------------
   Merrill Lynch                         $174,997,082
   ------------------------------- --------------------- -----------------------
   Bank of America Securities            $239,640,633
   ------------------------------- --------------------- -----------------------
   Bear Sterns                           $198,059,223
   ------------------------------- --------------------- -----------------------
   Societe Generale                      $170,000,000
   ------------------------------- --------------------- -----------------------


     The California Tax-Free Money Market Fund, New York Tax-Free Money Market Fund, Tax-Free Money Market Fund, U.S. Treasury Money Market Fund, did not acquire any securities issued by the Funds' regular brokers, dealers, or their parent companies.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

     The Board of Trustees of the Trust has adopted a policy and procedures relating to disclosure of the Trust's portfolio securities (the "Policy"). The Policy is designed to ensure disclosure of holdings information where necessary to the Trust's operation or useful to the Trust's shareholders without compromising the integrity or performance of the Trust.

     Pursuant to applicable law, the Trust is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter. The Trust discloses a complete schedule of investments in each Semi-Annual Report and Annual Report to Shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov.

     These reports are also available, free of charge, on the Trust's website at www.investorfunds.us.hsbc.com. The Trust's website also provides information about each Fund's top 10 holdings, sector holdings and other characteristics data as of the end of the most recent calendar quarter. This information on the website is provided with a lag of at least 60 days and is available until updated as of the next fiscal quarter. The information on the Trust's website is publicly available to all categories of persons.

     The Trust or the Adviser may share non-public holdings information of the Trust sooner than 60 days of the end of each fiscal quarter with the Adviser and other service providers to the Trust (including the Trust's custodian; the Trust's sub-administrator, BISYS; and pricing services such as FT Interactive). In addition, the Trust may share non-public holdings information with mutual fund ranking and rating services, including S&P, Morningstar, Lipper, and Bloomberg. These service providers and other entities owe contractual, fiduciary, or other legal duties of confidentiality to the Trust or the Adviser that foster reasonable expectations that holdings information will not be misused. The Trust's officers may authorize disclosure of the Trust's holdings portfolio information to service providers where such service provider needs information to fulfill its duties.

     The Trust may also disclose information about portfolio holdings to mutual fund evaluation services that agree not to disclose the information to third parties and that enter into a Confidentiality Agreement. Such Confidentiality Agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that such information will be used solely for the purpose of analysis and evaluation of the portfolio. Disclosures may be made to other third parties under a Confidentiality Agreement satisfactory to fund counsel and the Chief Compliance Officer ("CCO"). The Confidentiality Agreement prohibits anyone in possession of non-public holdings information from purchasing or selling securities based on such information, or from disclosing such information to other persons, except for those who are actually engaged in, and need to know, such information to perform services for the portfolio.

     Currently, the Trust has arrangements to provide additional disclosure of holdings information to the following evaluation services: Lipper, Morningstar, Bloomberg and Standard & Poor's.

     No compensation or other consideration is paid to or received by any party in connection with the disclosure of holdings information, including the Trust, the Adviser and its affiliates.

     Pursuant to the Policy, the CCO may authorize exceptions and allow disclosures under other circumstances he or she deems appropriate. In addition, the Funds may disclose their holdings, as appropriate, in conformity with the foregoing principles. Compliance with the Policy (including the use of the portfolio holdings information) will be monitored by the CCO or his or her designee on a regular basis, and any violations constituting a "Material Compliance Matter" as defined under Rule 38a-1 of the 1940 Act will be reported by the CCO to the Board.

                             INVESTMENT RESTRICTIONS

     The Trust, with respect to each Fund, has adopted certain fundamental and non-fundamental investment restrictions. Fundamental investment restrictions may not be changed without approval by holders of a "majority of the outstanding shares" of the Fund, which, as used in this Statement of Additional Information, means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities" of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

CALIFORNIA TAX-FREE MONEY MARKET FUND

     As a matter of fundamental policy, the Trust, on behalf of the Fund, may not:

     1. invest, under normal circumstances, less than 80%; of the value of its assets in investments that derive income which is exempt from both federal income tax and the income tax of California;

     2. borrow money or pledge, mortgage or hypothecate assets of the Fund, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the value of the net assets of the Fund, including the amount borrowed, and may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only to accommodate requests for the redemption of shares of the Fund while effecting an orderly liquidation of portfolio securities); for additional related restrictions, see clause (i) under the caption "State and Federal Restrictions" below;

     3. purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities;

     4. underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in selling a portfolio security for the Fund;

     5. make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short-term obligations, or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction
(4) the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

     6. purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities);

     7. issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above;

     8. write, purchase or sell any put or call option or any combination thereof;

     9. invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days); provided, however, that this Investment Restriction shall not apply to (a) any security if the holder thereof is permitted to receive payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such security or by tendering or "putting" such security to a third party, or
(b) the investment by the Trust of all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund; and

     10. make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund (taken at market value) is held as collateral for such sales at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes).

     For the purposes of interpreting the fundamental policies, securities deemed to be liquid in accordance with the procedures adopted by the Board of Trustees are not included in the limitation set forth in Item 9.

     For purposes of the investment restrictions described above and the non-fundamental restrictions described below, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable rules of the Securities and Exchange Commission, be considered a separate security and treated as an issue of such government, other entity or bank.

     The Trust on behalf of the Fund does not, as a matter of non-fundamental operating policy:

     1. sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options and futures contracts are not deemed to constitute short sales of securities.

     2. invest in securities of any registered investment company except to the extent permitted under the 1940 Act generally or in accordance with any exemptive order granted to the Trust by the Securities and Exchange Commission.

CASH MANAGEMENT FUND

     As a matter of fundamental policy, the Trust, on behalf of the Fund, may not:

     1. borrow money, except that, as a temporary measure for extraordinary or emergency purposes, the Fund may borrow from banks in an amount not to exceed 1/3 of the value of the net assets of the Fund including the amount borrowed (moreover, the Trust (on behalf of the Fund) may not purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund) taken in each case at market value;

     2. purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities;

     3. underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the 1933 Act in selling a portfolio security for the Fund;

     4. make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short term obligations, (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4), the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

     5. purchase or sell real estate (including limited partnership interests, but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities);

     6. concentrate its investments in any particular industry (except for obligations of the U.S. Government and domestic banks), but, if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry;

     7. issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above;

     8. pledge, mortgage or hypothecate for any purpose in excess of 10% of the net assets of the Fund (taken at market value);

     9. sell any security which it does not own, unless, by virtue of its ownership of other securities, it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold; and provided, that, if such right is conditional, the sale is made upon the same conditions;

     10 taken together with any investments described in Investment  Restriction
(12) below, invest more than 10% of the net assets of the Fund in securities that are not readily marketable, including debt securities for which there is no established market and fixed time deposits and repurchase agreements maturing in more than seven days;

     11. write, purchase or sell any put or call option or any combination thereof;

     12. taken together with any investments described in Investment Restriction
(10) above, invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund, (taken at market value) would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days);

     13. purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held for the Fund; or

     14. make short sales of securities or maintain a short position, unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund (taken at market value) is held as collateral for such sales at any one time.

     For the purposes of interpreting the fundamental policies, securities deemed to be liquid in accordance with the procedures adopted by the Board of Trustees are not included in the limitation set forth in Items 10 and 12.

MONEY MARKET FUND

     As a matter of fundamental policy, the Trust, on behalf of the Fund, may not:

     1. borrow money, except that, as a temporary measure for extraordinary or emergency purposes, the Fund may borrow from banks in an amount not to exceed 1/3 of the value of the net assets of the Fund including the amount borrowed (moreover, the Trust (on behalf of the Fund) may not purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund) taken in each case at market value;

     2. purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities;

     3. underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the 1933 Act in selling a portfolio security for the Fund;

     4. make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short term obligations, (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4), the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

     5. purchase or sell real estate (including limited partnership interests, but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities);

     6. concentrate its investments in any particular industry (except for obligations of the U.S. Government and domestic banks), but, if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry;

     7. issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above;

     8. pledge, mortgage or hypothecate for any purpose in excess of 10% of the net assets of the Fund (taken at market value);

     9. sell any security which it does not own, unless, by virtue of its ownership of other securities, it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold; and provided, that, if such right is conditional, the sale is made upon the same conditions;

     10. invest for the purpose of exercising control or management;

     11. purchase securities issued by any registered investment company, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Trust (on behalf of the Fund) will not purchase the securities of any registered investment company if such purchase at the time thereof would cause more than 10% of the total assets of the Fund (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held by the Fund; and provided, further, that the Fund shall not purchase securities issued by any open-end investment company (for purposes of this Investment Restriction (11), securities of foreign banks shall be treated as investment company securities, except that debt securities and nonvoting preferred stock of foreign banks are not subject to the 10% limitation described herein). (The Trust, on behalf of the Fund, has no current intention of investing in the obligations of foreign banks.);

     12. taken together with any investments described in Investment Restriction
(15) below, invest more than 10% of the net assets of the Fund in securities that are not readily marketable, including debt securities for which there is no established market and fixed time deposits and repurchase agreements maturing in more than seven days;

     13. purchase or retain any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer by the Trust, on behalf of the Fund, one or more of such persons owns beneficially more than 1 /2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

     14. write, purchase or sell any put or call option or any combination thereof;

     15. taken together with any investments described in Investment Restriction
(12) above, invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund, (taken at market value) would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days);

     16. purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held for the Fund; or

     17. make short sales of securities or maintain a short position, unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund (taken at market value) is held as collateral for such sales at any one time.

     For the purposes of interpreting the fundamental policies, securities deemed to be liquid in accordance with the procedures adopted by the Board of Trustees are not included in the limitation set forth in Items 12 and 15.

NEW YORK TAX-FREE MONEY MARKET FUND

     As a matter of fundamental policy, the Trust, on behalf of the Fund, may not:

     1. borrow money or pledge, mortgage or hypothecate assets of the Fund, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the value of the net assets of the Fund, including the amount borrowed, and may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only to accommodate requests for the redemption of shares of the Fund while effecting an orderly liquidation of portfolio securities); for additional related restrictions, see clause (i) under the caption "State and Federal Restrictions" below;

     2. purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities;

     3. underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in selling a portfolio security for the Fund;

     4. make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short-term obligations, or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction
(4) the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

     5. purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities);

     6. concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry, except that the Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund;

     7. issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above;

     8. write, purchase or sell any put or call option or any combination thereof;

     9. invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days); provided, however, that this Investment Restriction shall not apply to (a) any security if the holder thereof is permitted to receive payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such security or by tendering or "putting" such security to a third party, or (b) the investment by the Trust of all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund; and

     10. make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund (taken at market value) is held as collateral for such sales at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes).

     For the purposes of interpreting the fundamental policies, securities deemed to be liquid in accordance with the procedures adopted by the Board of Trustees are not included in the limitation set forth in Item 9.

     For purposes of the investment restrictions described above and the non-fundamental restrictions described below, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable rules of the Securities and Exchange Commission, be considered a separate security and treated as an issue of such government, other entity or bank.

     The Trust on behalf of the New York Tax-Free Money Market Fund does not, as a matter of non-fundamental policy:

     1. sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options and futures contracts are not deemed to constitute short sales of securities;

     2. invest in securities of any registered investment company except to the extent permitted under the 1940 Act generally or in accordance with any exemptive order granted to the Trust by the Securities and Exchange Commission.

TAX-FREE MONEY MARKET FUND

     As a matter of fundamental policy, the Trust, on behalf of the Fund, may not:

     1. borrow money, except that, as a temporary measure for extraordinary or emergency purposes, the Fund may borrow from banks in an amount not to exceed 1/3 of the value of the net assets of the Fund including the amount borrowed (moreover, the Trust (on behalf of the Fund) may not purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund) taken in each case at market value;

     2. underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the 1933 Act in selling a portfolio security for the Fund;

     3. make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1 /3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short term obligations, (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4), the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

     4. purchase or sell real estate (including limited partnership interests, but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities);

     5. concentrate its investments in any particular industry (except for obligations of the U.S. Government and domestic banks), but, if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry;

     6. issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above;

     7. pledge, mortgage or hypothecate for any purpose in excess of 10% of the net assets of the Fund (taken at market value);

     8. invest more than 10% of the net assets of the Fund in securities that are not readily marketable, including debt securities for which there is no established market and fixed time deposits and repurchase agreements maturing in more than seven days;

     9. write, purchase or sell any put or call option or any combination thereof;

     10. purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held for the Fund.

     For the purposes of interpreting the fundamental policies, securities deemed to be liquid in accordance with the procedures adopted by the Board of Trustees are not included in the limitation set forth in Item 8.

U.S. GOVERNMENT MONEY MARKET FUND

     As a matter of fundamental policy, the Trust, on behalf of the Fund, may not:

     1. borrow money, except that, as a temporary measure for extraordinary or emergency purposes, the Fund may borrow from banks in an amount not to exceed 1/3 of the value of the net assets of the Fund including the amount borrowed (moreover, the Trust (on behalf of the Fund) may not purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund) taken in each case at market value;

     2. purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities;

     3. underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the 1933 Act in selling a portfolio security for the Fund;

     4. make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short term obligations, (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4), the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

     5. purchase or sell real estate (including limited partnership interests, but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities);

     6. concentrate its investments in any particular industry (except for obligations of the U.S. Government and domestic banks), but, if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry;

     7. issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above;

     8. pledge, mortgage or hypothecate for any purpose in excess of 10% of the net assets of the Fund (taken at market value);

     9. sell any security which it does not own, unless, by virtue of its ownership of other securities, it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold; and provided, that, if such right is conditional, the sale is made upon the same conditions;

     10. invest for the purpose of exercising control or management;

     11. purchase securities issued by any registered investment company, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Trust (on behalf of the Fund) will not purchase the securities of any registered investment company if such purchase at the time thereof would cause more than 10% of the total assets of the Fund (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held by the Fund; and provided, further, that the Fund shall not purchase securities issued by any open-end investment company (for purposes of this Investment Restriction (11), securities of foreign banks shall be treated as investment company securities, except that debt securities and nonvoting preferred stock of foreign banks are not subject to the 10% limitation described herein). (The Trust, on behalf of the Fund, has no current intention of investing in the obligations of foreign banks.);

     12. taken together with any investments described in Investment Restriction
(15) below, invest more than 10% of the net assets of the Fund in securities that are not readily marketable, including debt securities for which there is no established market and fixed time deposits and repurchase agreements maturing in more than seven days;

     13. purchase or retain any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer by the Trust, on behalf of the Fund, one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

     14. write, purchase or sell any put or call option or any combination thereof;

     15. taken together with any investments described in Investment Restriction
(12) above, invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund, (taken at market value) would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days);

     16. purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held for the Fund; or

     17. make short sales of securities or maintain a short position, unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund (taken at market value) is held as collateral for such sales at any one time.


     For the purposes of interpreting the fundamental policies, securities deemed to be liquid in accordance with the procedures adopted by the Board of Trustees are not included in the limitation set forth in Items 12 and 15.

U.S. TREASURY MONEY MARKET FUND

     As a matter of fundamental policy, the Trust, on behalf of the Fund, may not:

     1. purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities (the deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin);

     2. underwrite securities of other issuers, to the extent that the purchase of municipal obligations, or other permitted investments, directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     3. invest an amount equal to 10% or more of the value of its net assets in investments which are illiquid (including repurchase agreements and fixed time deposits not subject to withdrawal penalties having maturities of more than seven calendar days);

     4. issue senior securities, borrow money or pledge or mortgage its assets, except the Fund may borrow from banks up to 33 1/3% of the current value of the total assets of the Fund and pledge up to 33 1/3% of its assets to secure such borrowings;

     5. make loans or lend its portfolio securities; and

     6. purchase securities other than direct obligations of the U.S. Treasury or repurchase agreements pertaining thereto (there being no limit on the amount of the assets of the U.S. Treasury Fund which may be invested in the securities of any one issuer of such obligations).

DIVERSIFICATION MEASURES

     Each Fund's diversification tests are measured at the time of initial purchase and calculated as specified in Rule 2a-7 of the 1940 Act, which may allow a Fund to exceed the limits specified in the Prospectus for certain securities subject to guarantees or demand features. A Fund will be deemed to satisfy the maturity requirements described in the Prospectus to the extent that the Fund satisfies Rule 2a-7's maturity requirements. The definition of issuer for purposes of these investment restrictions is the same as that described under "Investment Objective, Policies and Restrictions" in this SAI for the purpose of diversification under the 1940 Act.

     It is the intention of each Fund, unless otherwise indicated, that with respect to the Fund's policies that are the result of the application of law, the Fund will take advantage of the flexibility provided by rules or interpretations of the SEC currently in existence or promulgated in the future or changes to such laws.


PERCENTAGE AND RATING RESTRICTIONS

     If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in a Fund's Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by a Fund or a later change in the rating of a security held by a Fund is not considered a violation of policy, however the Adviser will consider such change in its determination of whether to continue to hold the security and provided further, that the Adviser will take appropriate steps, which may include the disposition of portfolio securities, as may be necessary to satisfy the applicable requirements of the 1940 Act with respect to the Fund's investments in illiquid securities or any borrowings by the Fund.

                             PERFORMANCE INFORMATION

     From time to time the Trust may provide annualized "yield," "effective yield" and "tax equivalent yield" quotations for the Fund in advertisements, shareholder reports or other communications to shareholders and prospective investors. The methods used to calculate a Fund's yield, effective yield and tax equivalent yield are mandated by the Securities and Exchange Commission. The yield for the Funds will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day period, less a pro rata share of Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for a Fund assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

             Effective Yield = [(Base Period Return + 1)(365/7)] - 1

     Performance information for each Fund may be compared, in reports and promotional literature, to: (i) unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general, (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies (including iMoneyNet's Money Fund Reports), publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

     Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yield of each Fund varies based on the type, quality and maturities of the obligations held for the Fund, fluctuations in short-term interest rates, and changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate yields should be considered when comparing the yield of a Fund to yields published for other investment companies or other investment vehicles.

     A Servicing Agent as defined, if applicable, may charge its customers direct fees in connection with an investment in a Fund, which will have the effect of reducing the net return on the investment of customers of that Servicing Agent. Specifically, investors who purchase and redeem shares of a Fund through a Servicing Agent may be charged one or more of the following types of fees as agreed upon by the Servicing Agent and the investor, with respect to the customer services provided by the Servicing Agent: account fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on those assets). Such fees will have the effect of reducing the yield and effective yield of a Fund for those investors.

     Conversely, the Trust has been advised that certain Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Servicing Agent from a Fund, which will have the effect of increasing the net return on the investment of such customers of those Servicing Agents. Such customers may be able to obtain through their Servicing Agent quotations reflecting such decreased or increased return.

                             MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

     The names of the Trustees of the Trust, their addresses, ages/date of birth, positions, principal occupation(s) during the past five years, number of portfolios in the fund complex overseen, and other directorships held by each Trustee are set forth below.

                                                                                                          PORTFOLIOS     OTHER
        NAME,ADDRESS,                                                                                      IN FUND      TRUSTEE-
            AND            POSITION(S)          TERM OF OFFICE AND                                         COMPLEX       SHIPS
         AGE/DATE           HELD WITH           LENGTH OF TIME               PRINCIPAL OCCUPATION(S)      OVERSEEN BY   HELD BY
         OF BIRTH             FUND                  SERVED                   DURING PAST 5 YEARS           TRUSTEE*     TRUSTEE
        -------------      -----------          -------------------         ------------------------     ------------  ----------

NON-INTERESTED TRUSTEES

RICHARD A. BREALEY            Trustee       Indefinite; March 2005 to    Emeritus Professor, London         38           None
P.O. Box 182845                                      present              Business School (1968 to
Columbus, OH 43218                                                       present); Deputy Chairman,
Date of Birth:                                                            Balancing and Settlement
June 9, 1936                                                             Code Panel (September 2000
                                                                                 to present)

ALAN S. PARSOW                Trustee      Indefinite; 1987 to present   General Partner of Elkhorn         38           None
P.O. Box 182845                                                           Partners, L.P. (a private
Columbus, OH 43218                                                         investment partnership)
Date of Birth:                                                                  (since 1989)
January 16, 1950


LARRY M. ROBBINS              Trustee      Indefinite; 1987 to present        Private Investor;             38           None
P.O. Box 182845                                                             Director, Center for
Columbus, OH 43218                                                         Teaching and Learning,
Date of Birth:                                                           University of Pennsylvania
December 12, 1938                                                                (1999-2006)

MICHAEL SEELY                 Trustee      Indefinite; 1987 to present    Private Investor; Global          38           None
P.O. Box 182845                                                            Multi Manager Partners
Columbus, OH 43218                                                        (1999-2003); President of
Date of Birth:                                                                 Investor Access
June 7, 1945                                                               Corporation (1981-2003)


THOMAS F. ROBARDS             Trustee       Indefinite; March 2005 to    Partner, Robards & Co. LLC         38         Financial
P.O. Box 182845                                      present                (2005-Present); Chief                       Federal
Columbus, OH 43218                                                           Financial Officer,                        Corporation
Date of Birth:                                                           American Museum of Natural                   and Overseas
June 10, 1946                                                              History (2003 to 2004);                     Shipholding
                                                                          Chief Financial Officer,                       Group
                                                                         Datek Online Inc. (2000 to
                                                                                  2002)
INTERESTED TRUSTEE

STEPHEN J. BAKER              Trustee      Indefinite; 2004 to present     Chief Executive Officer,         38           None
P.O. Box 182845                                                             HSBC Investments (USA)
Columbus, OH 43218                                                          Inc. and Executive Vice
Date of Birth:                                                               President, HSBC Bank
June 23, 1956                                                                (USA), N.A.(2003 to
                                                                           present); Chief Executive
                                                                             Officer, HSBC Asset
                                                                             Management (Canada)
                                                                            Limited (1998 to 2003)
EMERITUS TRUSTEE

FREDERICK C. CHEN              Emeritus       Until March 31, 2009;         Management Consultant           38           None
P.O. Box 182845                Trustee         Trustee from 1990             (1988 to present)
Columbus, OH 43218                              to June, 2005
Date of Birth:
April 22, 1927


     * Includes both the fund and the underlying portfolio for certain HSBC Investor Funds that have a master/feeder structure.

     The names of the officers, their addresses, ages, position(s) held with the Trust, and principal occupation(s) during the past five years are described in the table below.

                                                                   TERM OF OFFICE
                                       POSITION(S)                       AND                         PRINCIPAL
       NAME, ADDRESS, AND               HELD WITH                 LENGTH OF TIME                   OCCUPATION(S)
       AGE/DATE OF BIRTH                   FUND                        SERVED                    DURING PAST 5 YEARS
       -----------------               -----------                ---------------                --------------------
RICHARD A. FABIETTI                     President             Indefinite; March 2004      Senior Vice President, Head of Product
  452 Fifth Avenue                                                  to present            Management, HSBC Investments (USA) Inc.
  New York, NY 10018                                                                                (1998 to present).
  Date of Birth:
  October 8, 1958

ELBA VASQUEZ                          Vice President          Indefinite; March 2006             Vice President of Product
  452 Fifth Avenue                                                  to present            Administration, HSBC Investments (USA)
  New York, NY 10018                                                                      Inc. (2005 to present); Vice President
  Date of Birth:                                                                              of Client Services, BISYS Fund
  December 14, 1961                                                                           Services, Inc. (1996 to 2005).

TROY SHEETS*                             Treasurer              Indefinite; 2004           Employee of BISYS Fund Services, Inc.
  3435 Stelzer Road                                                 to present            (2002 to present); Senior Manager, KPMG
  Columbus, OH 43219-3035                                                                           LLP (1993 to 2002)
  Date of Birth:
  May 29, 1971

MARC A. SCHUMAN*                         Secretary             Indefinite; March 2005     Senior Counsel of BISYS Fund Services,
  199 Water Street                                                  to present                Inc. (2005 to present); Senior
  New York, NY 10038                                                                       Corporate Counsel of The BISYS Group,
  Date of Birth:                                                                            Inc, (2001 to 2005); Of Counsel to
  December 22, 1960                                                                       Morgan, Lewis & Bockius LLP (law firm)
                                                                                                      (2000 to 2001).

FREDERICK J. SCHMIDT*                 Chief Compliance          Term expires 2007;            Senior Vice President and Chief
  585 Stewart Avenue                     Officer                 2004 to present            Compliance Officer, CCO Services of
  Garden City, NY 11530                                                                   BISYS Fund Services (2004 to present);
  Date of Birth                                                                             President, FJS Associates (2002 to
  July 10, 1959                                                                            2004); Vice President Credit Agricole
                                                                                           Asset Management, U.S. (1987 to 2002)

     * Messrs. Sheets, Schmidt and Schuman also are officers of certain other investment companies of which BISYS or an affiliate is the administrator or sub-administrator.

BOARD OF TRUSTEES

     Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the shareholders of the Trust. The Trustees carry out their responsibilities in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Declaration of Trust. The Trustees elect the officers of the Trust to supervise actively its day-to-day operations.

     The Trust has established a Trustee Emeritus Program pursuant to which the Board may offer a retiring Trustee the opportunity to serve in an advisory or similar capacity for a maximum amount of time determined by multiplying the number of years of service as Trustee by 25%. While serving in such capacity, the Trustee Emeritus is encouraged to attend and participate in meetings of the Board of Trustees and designated

Committees but shall have no vote on any matters before the Board or Committee. A Trustee Emeritus is compensated for service in accordance with the regular Trustee compensation schedule. Frederick C. Chen serves as an Emeritus Trustee of the Trust.

COMMITTEES
----------

     The Trustees of the Trust have established an Audit Committee, a Valuation Committee, a Nominating and Corporate Governance Committee, and an Investment Practices Committee for the Trust.


Audit Committee
---------------

     The Audit Committee, which is comprised entirely of Independent Trustees, includes Richard A. Brealey, Thomas F. Robards, Alan S. Parsow, Larry M. Robbins and Michael Seely. The primary purpose of the Audit Committee is to oversee the accounting and financial reporting policies, practices and internal controls of the Trusts. The Audit Committee is currently chaired by Mr. Robards. The audit committee (i) recommends to the Board of Trustees the selection, retention and compensation of an independent public accounting firm; (ii) annually reviews the scope of the proposed audit, the audit procedures to be utilized and the proposed audit fees; (iii) reviews the results of the annual audit with the independent auditors; (iv) reviews the annual financial statements of the Funds with management and the independent auditors; and (v) reviews the adequacy and effectiveness of internal controls and procedures with management and the independent auditors. The Audit Committee held four meetings during the last fiscal year.

Valuation Committee
-------------------

      The Valuation Committee includes at least one of the Independent Trustees and representatives from HSBC Investments (USA) Inc. and BISYS Fund Services. The Valuation Committee is currently chaired by Mr. Parsow. The purpose of the Valuation Committee is to oversee the implementation of each Fund's valuation procedures and to make fair value determinations on behalf of the Board of Trustees as specified in the Funds' Valuation Procedures. The Valuation
Committee held no meetings during the last fiscal year, although its members were periodically consulted in respect to valuation issues

Nominating and Corporate Governance Committee
---------------------------------------------

     The Nominating and Corporate Governance Committee, which is comprised entirely of Independent Trustees, includes Richard A. Brealey, Alan S. Parsow, Larry M. Robbins, Michael Seely and Thomas F. Robards. The Committee is currently chaired by Mr. Seely. This Committee (i) makes nominations for trustee membership on the Board; (ii) evaluates on a periodic basis the operations and effectiveness of the Board as a whole; (iii) periodically reviews the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board; (iv) periodically reviews Board governance procedures and shall recommend any appropriate changes to the full Board; and (v) periodically reviews Trustee compensation and shall recommend any appropriate changes to the Board. The Nominating and Corporate Governance Committee does not consider nominees recommended by shareholders. The Nominating and Corporate Governance Committee did not meet during the last fiscal year.

Investment Practices Committee
------------------------------

     The  Investment  Practices  Committee,   which  is  comprised  entirely  of
Independent Trustees, is chaired by Mr. Brealey. The Committee will oversee processes related to portfolio management. The Committee is newly formed and had no meetings during the last fiscal year.

FUND OWNERSHIP
--------------

     Listed below for each Trustee is a dollar range of securities beneficially owned in the funds of the HSBC Investor Family of Funds (which includes the other funds of the Trusts in addition to the Money Market

Funds in this SAI) together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee in the HSBC Investor Family of Funds, as of December 31, 2006.

                                                                             AGGREGATE DOLLAR RANGE OF EQUITY
                                         DOLLAR RANGE OF EQUITY           SECURITIES IN ALL REGISTERED INVESTMENT
                                          SECURITIES IN THE               COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF
         NAME OF TRUSTEE                        TRUSTS                             INVESTMENT COMPANIES
         ---------------                 -----------------------          ------------------------------------------
NON-INTERESTED TRUSTEES

Richard A. Brealey                              None                                       None

Frederick C. Chen                     Advisor Opportunity Fund                        Over $100,000
 (Emeritus Trustee)                $50,001-$100,000; International
                                    Equity Fund $50,001-$100,000

Alan S. Parsow                                  None                                       None
Larry M Robbins                                 None                                       None

Michael Seely                                   None                                       None

Thomas Robards                                  None                                       None

INTERESTED TRUSTEE

Stephen J. Baker                                None                                       None

     As of February 1, 2007, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of each Fund.

TRUSTEE AND OFFICER COMPENSATION

     The Trust, together with the HSBC Investor Portfolios and HSBC Advisor Funds Trust (collectively, the "Trusts"), in the aggregate pay each Trustee who is not an "interested person" of the Trusts (as defined in the 1940 Act) an annual retainer of $35,000 and a fee of $5,000 for each regular meeting of the Board of Trustees, a fee of $3,000 for each special telephonic meeting, and a fee of $5,000 for each special in-person meeting, except that Mr. Robbins, as Chairman of the Board, receives an annual retainer of $47,000 and a fee of $9,000 for each regular meeting attended. Additionally, the Trusts pay each Trustee who is not an "interested person" an annual retainer of $3,000 for each Committee on which such Trustee serves as a Committee Member, or $4,000 for Committee Chairs, and also pays each Committee Member $3,000 for each Committee meeting attended. In addition, for time expended on Board duties outside normal meetings at the request of the Chairman or a Committee Chair, a Trustee shall be compensated at the rate of $500 per hour, up to a maximum of $3,000 per day. For the fiscal year ended October 31, 2006 the following compensation was paid to the Trustees of the Trust.



------------------------------------------------------------------------------------------------------------------------------------
                                                                    Non-Interested                                        Interested
                                                                       Trustees                                            Trustee
------------------------------------------------------------------------------------------------------------------------------------
AGGREGATE
COMPENSATION                               Fredrick C.      Alan S.     Larry M.     Michael       Thomas F.   Richard A. Stephen J.
FROM THE FUNDS                              Chen (1)        Parsow      Robbins       Seely         Robards    Brealey      Baker
------------------------------------------------------------------------------------------------------------------------------------
California Tax-Free
  Money Market Fund                         $ 1,596.98   $ 1,693.54   $ 1,643.82   $ 1,726.51   $ 1,292.61   $ 1,241.04
------------------------------------------------------------------------------------------------------------------------------------
Cash Management
  Fund                                        n/a            n/a          n/a          n/a          n/a          n/a
------------------------------------------------------------------------------------------------------------------------------------
Money Market                                $40,664.34   $44,265.99   $49,211.31   $45,031.39   $37,969.66   $36,406.50
Fund
------------------------------------------------------------------------------------------------------------------------------------
New York Tax-Free                           $ 5,572.12   $ 6,073.15   $ 6,718.83   $ 6,181.61   $ 5,194.63   $ 4,982.36
   Money Market Fund
------------------------------------------------------------------------------------------------------------------------------------
Tax-Free
  Money Market Fund                         $   354.09   $   383.76   $   452.77   $   391.00   $   348.65   $   334.10
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government
  Money Market Fund                         $18,166.37   $19,816.49   $21,685.48   $20,148.31   $16,808.10   $16,127.50
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury
  Money Market Fund                         $ 4,432.25   $ 4,795.93   $ 5,069.90   $ 4,880.52   $ 3,938.80   $ 3,779.40
------------------------------------------------------------------------------------------------------------------------------------
PENSION OR
  RETIREMENT
  BENEFITS
  ACCRUED AS
  PART OF FUND
  EXPENSES (2)                                 None           None        None         None          None         None
------------------------------------------------------------------------------------------------------------------------------------
ESTIMATED
  ANNUAL
  BENEFITS UPON
  RETIREMENT (2)                               None           None        None         None          None         None
------------------------------------------------------------------------------------------------------------------------------------
TOTAL
  COMPENSATION
  FROM FUNDS AND
  FUND COMPLEX (3)
  PAID TO TRUSTEES                           $79,750         $86,750     $95,000      $88,250       $73,500       $70,500
------------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Chen is an Emeritus Trustee. He currently receives the same annual retainer as the other Trustees but receives no Committee retainers or per-meeting fees, except a per diem fee of up to $3,000 per day for attendance at any meetings.

(2) The Trust does not accrue pension or retirement benefits as part of Fund expenses, and Trustees of the Trust are not entitled to retirement benefits upon retirement from the Board of Trustees.

(3) For these purposes, the Fund Complex consisted of 38 Funds of HSBC Investor Funds, HSBC Advisor Funds Trust, HSBC Investor Portfolios, and offshore feeder funds, as of October 31, 2006. (This does not include funds that had not commenced operations). Effective as of May 18, 2006, the schedule of Trustee compensation changed. Prior to that date, the Trusts, in the aggregate, paid each Trustee who is not an "interested person" of the Trusts an annual retainer of $24,000 and a fee of $4,000 for each regular meeting of the Board of Trustees, a fee of $2,000 for each special telephonic meeting, and a fee of $5,000 for each special in-person meeting, except that Mr. Robbins, as Chairman of the Board, received an annual retainer of $29,000 and a fee of $6,000 for each regular meeting attended. Additionally, the Trusts paid each Trustee who is not an "interested person" an annual retainer of $1,000 for each Committee on which such Trustee served as a Committee Member or $2,000 for Committee chairs and paid $2,000 for each Committee meeting attended.

     None of the officers receive compensation directly from the Funds. Under a Compliance Services Agreement between the Trusts and BISYS, BISYS makes a BISYS employee available to serve as the Trust's

Chief Compliance Officer. Under the Agreement, BISYS also provides infrastructure and support in implementing the written policies and procedures comprising the Fund Compliance Program. This includes providing support services to the Chief Compliance Officer, developing standards for reports to the Board by BISYS and other service providers, and assisting in preparing or providing documentation for the Board to make findings and conduct reviews pertaining to the Fund Compliance Program and related policies and procedures of Fund service providers. The Agreement also covers arrangements under which BISYS employees serve the Trusts in certain other officer capacities, which may include the Chief Financial Officer. For the services provided under the Agreement, the Trusts currently pay BISYS $250,800(1)per annum, plus certain out of pocket expenses. BISYS pays the salary and other compensation earned by any such individuals as employees of BISYS.

INVESTMENT ADVISER

     HSBC Investments (USA) Inc. is the investment adviser to the Funds pursuant to an investment advisory contract (the "Advisory Contract") with the Trust. For investment advisory services, the Adviser is entitled to a fee from each Fund, which is accrued daily and paid monthly, and which is based on the Fund's daily net assets, at an annual rate of 0.10%.

      For the fiscal years ended October 31, 2006, 2005, and 2004, the aggregate amount of advisory fees paid by the Funds were:

     FUND                                                   2006               2005                2004
     ----                                                   ----               ----                ----
     California Tax-Free Money Market Fund               $  262,823*        $  352,306*          $  226,311
     Cash Management Fund**                                     n/a                n/a                  n/a
     Money Market Fund                                   $7,221,111*        $5,870,619           $6,863,257
     New York Tax-Free Money Market Fund                 $  983,612         $  714,072           $  732,900
     Tax-Free Money Market Fund***                       $   81,887*        $   47,876*          $   11,082*
     U.S. Government Money Market Fund                   $3,983,285*        $3,240,250           $3,155,107
     U.S. Treasury Money Market Fund                     $  875,684*        $  928,808           $  812,814

*The  advisory  fee does not  include  a  deduction  for a  waiver.

**The Cash Management Fund had not commenced operations as of the date of this SAI.

***The Tax-Free Money Market Fund commenced operations on June 7, 2004.

     The Adviser or its affiliates may, out of their own resources, assist in marketing the Funds' shares. Without limiting the foregoing, the Adviser may, out of its own resources and without cost to a Fund, make both cash and non-cash payments to selected financial intermediaries for shareholder recordkeeping, processing, accounting and/or other administrative services in connection with the sale or servicing of shares of a Fund. Historically, these payments have generally been structured as a percentage of net assets attributable to the financial intermediary, but may also be structured as a percentage of gross sales, a fixed dollar amount, or a combination of the above. These payments are made by the Adviser in addition to any 12b-1 fees, shareholder services fees, and/or sales charges, or portion thereof, that are borne by shareholders and paid to such financial intermediaries. The making of these payments could create a conflict of interest for the financial intermediary receiving such payments.

--------------------
(1) This amount reflects an adjustment annually, commencing on the one-year anniversary of the date of the Compliance Service Agreement between BISYS and the Trusts. The adjustment is measured by the percentage increase in consumer prices for services as measured by the United States Consumer Price Index entitled "All Service Less Rent of Shelter" or a similar index should such index no longer be published.

     The Advisory Contract for each Fund will continue in effect through December 31, 2007 with respect to each Fund, and continue thereafter provided such continuance is approved at least annually (i) by the holders of a majority of the outstanding voting securities of the Funds or by the Trust's Board of Trustees, and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940
Act) of any such party. Not withstanding the forgoing, the Advisory Contract may be terminated with respect to a Fund without penalty by either party on 60 days' written notice and will terminate automatically in the event of its assignment within the meaning of the 1940 Act.

     The Adviser, located at 452 Fifth Avenue, New York, New York 10018, is a wholly-owned subsidiary of HSBC Bank USA, National Association ("HSBC"), which is a wholly-owned subsidiary of HSBC USA, Inc., a registered bank holding company. No securities or instruments issued by HSBC USA, Inc. or HSBC will be purchased for a Fund.

     The Advisory Contract for the Funds provides that the Adviser will manage the portfolio of each Fund and will furnish to each of the Funds investment guidance and policy direction in connection therewith. The Adviser has agreed to provide to the Trust, among other things, information relating to composition, credit conditions and average maturity of the portfolio of each Fund. Pursuant to the Advisory Contract, the Adviser also furnishes to the Trust's Board of Trustees periodic reports on the investment performance of each Fund.

     The Adviser and the Trust have also  entered  into an  Operational  Support
Services Agreement, under which the Adviser provides operational support services in connection with the operation of the Funds. For its services, the Adviser is entitled to a fee from each Fund, computed daily and paid monthly, equal on an annual basis to 0.10% of the Fund's average daily net assets, with the exception of assets attributable to Class I Shares. Operational support services provided by the Adviser include, among other things, (i) data processing, clerical and bookkeeping services required in connection with maintaining the financial accounts and records for each Fund, (ii) compiling statistical and research data required for the preparation of reports and statements which are periodically distributed to the Funds' Officers and Trustees, (iii) handling general shareholder relations with Fund investors, such as advice as to the status of their accounts, the current yield and dividends declared to date and assistance with other questions related to their accounts, and (iv) compiling information required in connection with the Funds' filings with the Securities and Exchange Commission.

     If the Adviser were prohibited from performing any of its services for the Trust, it is expected that the Board of Trustees would recommend to the Funds' shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board.

     The investment advisory services of the Adviser to the Funds are not exclusive under the terms of the Advisory Contract. The Adviser is free to and does render investment advisory services to others.

     The Trust and the Adviser have received an exemptive order from the SEC that allows the Adviser to enter into new investment sub-advisory contracts and to make material changes to existing sub-advisory contracts with the approval of the Board of Trustees, but without shareholder approval. This authority is subject to certain conditions, including the requirement that the Trustees (including a majority of Independent Trustees) of the Trust must approve any new or amended agreements with sub-advisers. In accordance with the exemptive order received from the SEC, an information statement providing details about the appointment of the new sub-adviser will be mailed to shareholders within 120 days of the change in sub-adviser. Shareholders will also receive an information statement describing material changes to a sub-advisory contract between the Adviser and a sub-adviser within 120 days of the material change. The Adviser remains responsible for the performance of each fund of the Trust, oversees sub-advisers to ensure compliance with each fund's investment policies and guidelines, and monitors each sub-adviser's adherence to its investment style and performance results in order to recommend any changes in a sub-adviser to the Trust's Board of Trustees. None of the Funds covered by this SAI currently use a sub-adviser.

DISTRIBUTION PLANS-CLASS A, CLASS B, CLASS C, AND CLASS D SHARES ONLY

     Distribution Plans have been adopted by the Trust (the "Distribution Plans") with respect to the Class A Shares (the "Class A Plan"), the Class B Shares (the "Class B Plan"), the Class C Shares (the "Class C Plan"), and the Class D Shares (the "Class D Plan") of the Funds. The Distribution Plans provide that they may not be amended to increase materially the costs which the Class A Shares, Class B Shares, Class C Shares and Class D Shares may bear pursuant to the Class A Plan, Class B Plan, Class C Plan or Class D Plan without approval by shareholders of the Class A Shares, Class B Shares, Class C Shares or Class D Shares, respectively, and that any material amendments of the Distribution Plans must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreement ("Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Independent Trustees has been committed to the discretion of the Independent Trustees. The Distribution Plans have been approved, and are subject to annual approval, by the Board of Trustees and by the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plans. In adopting the Class A Plan, Class B Plan, Class C Plan and Class D Plan, the Trustees considered alternative methods to distribute the Class A Shares, Class B Shares, Class C Shares and Class D Shares and to reduce each class' expense ratio and concluded that there was a reasonable likelihood that each Distribution Plan will benefit the respective class and that class' shareholders. The Distribution Plans are terminable with respect to the Class A Shares, Class B Shares, Class C Shares or Class D Shares at any time by a vote of a majority of the Qualified Trustees or by vote of the holders of a majority of that class.

     For the fiscal years ended October 31, 2006, 2005, and 2004, the Funds paid the following for distribution expenses:

FUND                                                         2006                   2005                    2004
----                                                         ----                   ----                    ----
California Tax-Free Money Market Fund                             $0                    $0                     $0
Cash Management Fund**                                           n/a                   n/a                    n/a
Money Market Fund                                         $1,576,159            $1,296,700
New-York Tax-Free Money Market Fund                             $869                $3,935*                $2,525*
Tax-Free Money Market Fund***                                     $0                    $0                     $0
U.S. Government Money Market Fund                                 $4                   $76                   $128*
U.S. Treasury Money Market Fund                                 $294                  $288                    $62

*These distribution expenses do not include deductions for waivers.
**The Cash Management Fund has not yet commenced operations as of the date hereof.
***The Tax-Free Money Market Fund commenced operations on June 7, 2004.

THE DISTRIBUTOR

     BISYS Fund Services Limited Partnership ("BISYS LP"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, acts as distributor to the Funds under a Distribution Contract with the Trust. BISYS LP and its affiliates also serve as administrator or distributor to other investment companies. BISYS Fund Services Ohio, Inc. and BISYS LP are wholly-owned subsidiaries of The BISYS Group, Inc.

     The Distributor may make payments to broker-dealers for their services in distributing Shares of the Funds. Pursuant to the Distribution Plans adopted by the Trust, the Distributor is reimbursed from the Funds monthly for costs and expenses incurred by the Distributor in connection with the distribution of Class A Shares, Class B Shares, Class C Shares and Class D Shares of the Funds and for the provision of certain shareholder services with respect to these Shares. Payments to the Distributor are for various types of activities, including: (1) payments to broker-dealers which advise shareholders regarding the purchase, sale or retention of Class A Shares, Class B Shares, Class C Shares and Class D Shares of the Funds and which provide shareholders with personal services and account maintenance services ("service fees"), (2) payments to employees of the Distributor, and (3) printing and advertising expenses. Pursuant to the Class A and Class D Plans, the amount of the Distributor's reimbursement from a Fund may not exceed, on an annual basis, 0.25% of the average daily net assets of the Fund represented by Class A Shares and Class D Shares, respectively, outstanding during the period for which payment is being made. Pursuant to the Class B Plan and Class C Plan, respectively, such payments by the Distributor to broker-dealers may be in amounts on an annual basis of up to 0.75% of a Fund's average daily net assets as presented by Class B Shares and Class C Shares, respectively, outstanding during the period for which payment is being made. The aggregate fees paid to the Distributor pursuant to the Distribution Plans, and to Servicing Agents pursuant to the Shareholder Services Plan, will not exceed, on an annual basis, 0.60%, 1.00%, 1.00% and 0.25%, of a Fund's average daily net assets represented by Class A Shares, Class B Shares, Class C Shares and Class D Shares, respectively, during the period for which payment is being made. Salary expenses of BISYS LP personnel who are responsible for marketing shares of the various series of the Trust may be allocated to such series on the basis of average net assets; travel expenses are allocated to, or divided among, the particular series for which they are incurred.

     The Funds are not liable for distribution and shareholder servicing expenditures made by the Distributor in any given year in excess of the maximum amount payable under the Distribution Plans in that year.

ADMINISTRATOR AND SUB-ADMINISTRATOR

     Pursuant to an Administration Agreement dated as of July 1, 2006, the Adviser serves as the Trust's administrator (the "Administrator"), and in that role oversees and coordinates the activities of other service providers, and monitors certain aspects of the Trust's operations. Pursuant to a Sub-Administration Agreement dated as of the same date, the Administrator has retained BISYS Fund Services Ohio, Inc. ("BISYS"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, as sub-administrator (the "Sub-Administrator"). Management and administrative services of the Administrator and Sub-Administrator include providing office space, equipment and clerical personnel to the Fund and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services.

     Pursuant to a Sub-Administration Agreement dated as of June 30, 2005 and a Master Services Agreement dated April 1, 2003 and subsequently amended (the "Master Services Agreement"), BISYS provides the Funds with various services, which include sub-administration of the Trust and the Funds. BISYS' services also include certain legal and compliance services, as well as fund accounting and transfer agency services. The Administrator and BISYS provide certain persons satisfactory to the Boards of Trustees to serve as officers of the Trust. Such officers, as well as certain other employees of the Trust, may be directors, officers or employees of the Administrator, BISYS or their affiliates.

     The Administration Agreement was renewed for the one (1) year period ending December 31, 2007, and may be terminated upon not more than 60 days' written notice by either party. The Agreement provides that the Administrator shall not be liable to the Trust except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement. The Master Services Agreement and Sub-Administration Agreement provide that BISYS shall not be liable to the Trusts except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement.

     The administration fee primarily consists of an asset-based fee accrued daily and paid monthly at an annual rate of:

    Up to $8 billion....................................................0.075%
    In excess of $8 billion but not exceeding $9.25 billion.............0.070%
    In excess of $9.25 billion but not exceeding $12 billion............0.050%
    In excess of $12 billion............................................0.030%

     The fee rate and breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor family of funds, but the assets of the underlying portfolios that reflect assets of certain funds in the complex that invest in the portfolios are not double-counted. The total administration fee to be paid to the Administrator and BISYS is allocated to each of the funds in the fund complex based upon its proportionate share of the aggregate net assets of the fund complex, and then allocated to each class of shares on a class basis.

     For the fiscal years ended October 31, 2006, 2005 and 2004, the aggregate amount of administration fees paid by the Funds were:

FUND                                                          2006               2005               2004
------------------------------------------------------------------------------------------------------------
California Tax-Free Money Market Fund                     $   98,454          $  131,972*        $   84,776
Cash Management Fund**                                           n/a                 n/a                n/a
Money Market Fund                                         $3,391,038*         $2,914,996*        $3,744,640*
New-York Tax-Free Money Market Fund                       $  491,245*         $  355,080*        $  366,008
Tax-Free Money Market Fund***                             $   30,667*         $   17,936*        $    4,157*
U.S. Government Money Market Fund                         $1,496,365*         $1,215,008*        $1,182,237
U.S. Treasury Money Market Fund                           $  336,253*         $  360,197*        $  305,320*

*These  administration  fees do not include  deductions for waivers.
**The Cash Management Fund has not yet commenced operations as of the date hereof.
***The Tax-Free Money Market Fund commenced operations on June 7, 2004.


TRANSFER AGENT

     Under the Master Services Agreement with BISYS, BISYS acts as transfer agent ("Transfer Agent") for the Trust. The Transfer Agent maintains an account for each shareholder of record, performs other transfer agency functions and act as dividend disbursing agent for the Trust. The principal business address of BISYS is 3435 Stelzer Road, Columbus, OH 43219.

CUSTODIAN

     Pursuant to a Custodian Agreement, with respect to domestic assets, HSBC has acted as the custodian of each Fund's assets. Northern Trust Company will become the custodian of each Fund's assets on or about April 13, 2007 (the "Custodian"). The Custodian's responsibilities include safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on each Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts in order to calculate the daily net asset value of shares of each Fund. Securities held for each Fund may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company. The Custodian does not determine the investment policies of the Funds or decide which securities will be purchased or sold for a Fund. For its services, the Custodian receives such compensation as may from time to time be agreed upon by it and the Trust.

FUND ACCOUNTING AGENT

     Pursuant to the Master Services Agreement, BISYS also serves as fund accounting agent to each Fund. For the fiscal year ended October 31, 2006, the aggregate amount of fund accounting fees paid by each of the Funds was:

  FUND                                                              2006
  -----------------------------------------------                 -------
  California Tax-Free Money Market Fund                           $70,316
  Cash Management Fund*                                           n/a
  Money Market Fund                                               $72,840
  New-York Tax-Free Money Market Fund                             $69,727
  Tax-Free Money Market Fund**                                    $72,953
  U.S. Government Money Market Fund                               $71,881
  U.S. Treasury Money Market Fund                                 $71,950

*The  Cash  Management  Fund  has not yet  commenced  operations.
**These fund accounting fees do not include deductions for waivers.

SHAREHOLDER SERVICES PLAN

     The Trust has adopted a Shareholder Services Plan with respect to the Class A Shares, Class B Shares, Class C Shares and Class D Shares which provides that the Trust may obtain the services of Servicing Agents that shall, as agents for their customers who purchase the Fund's Class A Shares, Class B Shares, Class C Shares and Class D Shares, perform certain shareholder account, administrative and service functions for such customers, and may enter into agreements providing for the payment of fees for such services. The Shareholder Services Plan continues in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreement related to such Plan ("Qualified Trustees"). The Shareholder Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or with respect to a particular Class of Shares by a majority vote of the outstanding voting securities of that class. The Shareholder Services Plan may not be amended to increase materially the amount of permitted expenses thereunder with respect to the Class A Shares, Class B Shares, Class C Shares or Class D Shares without the approval of a majority of shareholders of the particular class, and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.

     The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with certain Servicing Agents, including HSBC, pursuant to which the Servicing Agent, as agent for its customers, among other things: answers customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of Class A Shares, Class B Shares, Class C Shares, and Class D Shares of the Funds may be effected and certain other matters pertaining to the Funds; assists shareholders in designating and changing dividend options, account designations and addresses; provides necessary  personnel  and  facilities  to  establish  and  maintain  shareholder accounts and records; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem Shares; verifies and guarantees shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishes (either separately or on an integrated basis with other reports sent to a shareholder by a Servicing Agent) monthly and year-end statements and confirmations of purchases and redemptions; transmits, on behalf of the Trust, proxy statements, annual reports, updated prospectuses and other communications from the Trust to the Funds' shareholders; receives, tabulates and transmits to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Funds or the Trust; and provides such other related services as the Trust or a shareholder may request. With respect to Class A Shares, Class B Shares, Class C Shares, and Class D Shares, each Servicing Agent receives a fee from the Funds for these services, which may be paid periodically, determined by a formula based upon the number of accounts serviced by such Servicing Agent during the period for which payment is being made, the level of activity in accounts serviced by such Shareholder Servicing Agent during such period, and the expenses incurred by such Servicing Agent.

     The Trust understands that some Servicing Agents also may impose certain conditions on their customers, subject to the terms of the Prospectus, in addition to or different from those imposed by the Trust, such as requiring a different minimum initial or subsequent investment, account fees (a fixed amount per transaction processed), compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered), or account maintenance fees (a periodic charge based on a percentage of the assets in the account or of the dividends paid on those assets). Each Servicing Agent has agreed to transmit to its customers who are holders of Shares appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 30 days prior to the imposition of any transaction fees. Conversely, the Trust understands that certain Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Servicing Agent from the Fund with respect to those accounts.

FEDERAL BANKING LAW

     The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, HSBC's and the Adviser's activities remain subject to, and may be limited by, applicable federal banking law and regulations. HSBC and the Adviser believe that they possess the legal authority to perform the services for the Funds contemplated by the Prospectus, this Statement of Additional Information, and the Advisory Contract without violation of applicable statutes and regulations. If future changes in these laws and regulations were to limit the ability of HSBC and the Adviser to perform these services, the Board of Trustees would review the Trust's relationship with HSBC and the Adviser and consider taking all action necessary in the circumstances, which could include recommending to shareholders the selection of another qualified adviser or, if that course of action appeared impractical, that the Funds be liquidated.

EXPENSES

     Except for the expenses paid by the Adviser and the Distributor, the Funds bear all costs of their operations. Expenses attributable to a class ("Class Expenses") shall be allocated to that class only. Class Expenses with respect to the Class A Shares, Class B Shares, Class C Shares and Class D Shares must include payments made pursuant to their respective Distribution Plan and the Shareholder Services Plan. In the event a particular expense is not reasonably allocable by class or to a particular class, it shall be treated as a Fund expense or a Trust expense. Trust expenses directly related to a Fund are charged to the Fund; other expenses are allocated proportionally among all the portfolios of the Trust in relation to the net asset value of the Funds.

PROXY VOTING

     The  Trust  has  adopted   Proxy   Voting   Policies   that   delegate  the
responsibility of voting proxies to the Adviser. The Proxy Voting Policies of the Trust and the Adviser are attached as Appendices C and D.

     Information regarding how the Portfolios voted proxies relating to portfolio securities during the 12-month period ending June 30, 2006 is available (i) without charge, upon request, by calling 1-800-782-8183; and (ii) on the SEC's website at http://www.sec.gov.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value ("NAV") of each share of each class of the Funds is determined on each day on which the U.S. bond markets are open for trading (the "Money Market Business Day"). The NAV for the

Tax-Free Money Market Funds is determined at 12:00 (noon) Eastern time. The NAV for the U.S. Government Fund and U.S. Treasury Fund is determined at 3:00 p.m. Eastern time. The NAV for the Money Market Fund and Cash Management Fund is determined at 5:00 p.m., Eastern time. Shares of a Fund purchased on the Money Market Business Day prior to determination of the NAV for the Fund will receive the dividend declared for the Fund on the Money Market Business Day. Orders for a Fund effected on the Money Market Business Day after the NAV determination for the Fund will become effective at the NAV determined on the next Money Market Business Day, and will start earning dividends on the Money Market Business Day.

     The Trust uses the amortized cost method to determine the value of each Fund's portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing an obligation at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of a Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

     Rule 2a-7 provides that, in order to value its portfolio using the amortized cost method, a Fund's dollar-weighted average portfolio maturity of 90 days or less must be maintained, and only securities having remaining maturities of 397 days or less which are determined by the Trust's Board of Trustees to be of high quality with minimal credit risks may be purchased. Pursuant to Rule 2a-7, the Board has established procedures designed to stabilize, to the extent reasonably possible, the price per share of the Fund, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of a Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the net asset value of the Fund calculated by using available market quotations deviates from the $1.00 per share valuation based on amortized cost. The extent of any deviation is examined by the Board of Trustees. If such deviation exceeds $0.003, the Board promptly considers what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations. It is anticipated that the net asset value of each class of shares will remain constant at $1.00, although no assurance can be given that the net asset value will remain constant on a continuing basis.

                               PURCHASE OF SHARES

     An investor may purchase shares through the Distributor directly or by authorizing his Servicing Agent to purchase such shares on his behalf through the Distributor.

     Class A Shares and Class Y Shares of the Funds are continuously offered for sale by the Distributor at net asset value (normally $1.00 per share) with no front-end sales charge to the public, and to customers of securities brokers that have entered into a dealer agreement with the Distributor ("Securities Brokers") or a financial institution, including a federal or state-chartered bank, trust company or savings and loan association, that has entered into a Shareholder Servicing Agreement with the Trust or the Distributor (collectively, "Shareholder Servicing Agents," and together with Securities Brokers, "Servicing Agents"). Class Y Shares are subject to certain minimum investment requirements, as are Class I Shares. Class I Shares are offered primarily for direct investment by institutional investors. In addition, investment companies advised by the Adviser are eligible to invest in Class I Shares. Class D shares are similar to Class A shares, except that Class D shares are offered to clients of the Adviser and its affiliates and are subject to lower operating expenses.

     Class B Shares and Class C Shares of the Funds are not offered for sale but are only offered as an exchange option for Class B shareholders and Class C shareholders of the Trust's other investment portfolios who wish to exchange some or all of those Class B shares or Class C shares for Class B Shares or Class C Shares of the Funds. Although Class B Shares and Class C Shares of the Funds are not subject to a sales charge when a shareholder exchanges Class B shares or Class C shares of another Trust portfolio for Class B Shares or Class C Shares of the Fund, they may be subject to a contingent deferred sales charge when they are redeemed. See "Contingent Deferred Sales Charge ("CDSC") -- Class B Shares and Class C Shares" below. Class C Shares are also available to customers or HSBC sweep programs.

     Purchases of shares of the Funds are effected on the same day the purchase order is received by the Distributor provided such order is received prior to the time designated in the Prospectus at which the NAV is calculated. Shares purchased earn dividends from and including the day the purchase is effected. The Trust intends the Funds to be as fully invested at all times as is reasonably practicable in order to enhance the yield on its assets. Each Shareholder Servicing Agent or Securities Broker is responsible for and required to promptly forward orders for Shares to the Distributor.

     While there is no sales load on purchases of shares, the Distributor may receive fees from the Funds. See "Management of the Trust" and "The Distributor" above. Other funds which have investment objectives similar to those of the Funds but which do not pay some or all of such fees from their assets may offer a higher yield.

         The Trust,  in its discretion,  may permit  purchases of Fund shares by means of in-kind contributions of portfolio securities under certain circumstances. An in-kind contribution must be made in the form of securities that are permissible investments for the Funds as described in the Prospectus. In connection with an in-kind securities purchase, the Funds will require, among other things, that the securities be valued in the same manner as they would be valued for purposes of computing a Fund's NAV; that the Funds receive satisfactory assurances that they will have good and marketable title to the securities received by them; and that the securities be in proper form for transfer to the Funds. In addition, the Funds generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale.

                  The Funds will not be liable for any brokerage commission or fee (except for customary transfer fees) in connection with an in-kind purchase of Fund shares. Your broker may impose a fee in connection with processing your in-kind purchase of Fund shares. An investor contemplating an in-kind purchase of Fund shares should consult his or her tax adviser to determine the tax consequences under Federal and state law of making such a purchase.All purchase payments are invested in full and fractional Shares. The Trust reserves the right to cease offering Shares for sale at any time or to reject any order for the purchase of Shares.

EXCHANGE PRIVILEGE

     By contacting the Transfer Agent or his Shareholder Servicing Agent or his Securities Broker, a shareholder of the Funds may exchange some or all of his Shares for shares of a corresponding class of one or more of the following mutual funds for which HSBC serves as investment adviser as HSBC may determine: the HSBC Investor California Tax-Free Money Market Fund, HSBC Investor Cash Management Fund, HSBC Investor Money Market Fund, , HSBC Investor New York Tax-Free Money Market Fund, , HSBC Investor Tax-Free Money Market Fund, HSBC Investor U.S. Government Money Market Fund, HSBC Investor U.S. Treasury Money Market Fund, (the "Money Market Funds"), the HSBC Investor Intermediate Duration Fixed Income Fund, HSBC Investor Core Plus Fixed Income Fund, HSBC Investor New York Tax-Free Bond Fund, HSBC Investor Growth Fund, HSBC Investor Growth and Income Fund, HSBC Investor Mid-Cap Fund, HSBC Investor Overseas Equity Fund, HSBC Investor Opportunity Fund, HSBC Investor Value Fund, HSBC Investor High Yield Fixed Income Fund, (the "HSBC Investor Funds"), and the following LifeLine allocation funds: HSBC Investor Aggressive Growth Strategy Fund, HSBC Investor Growth Strategy Fund, HSBC Investor Moderate Growth Strategy Fund, HSBC Investor Conservative Growth Strategy Fund, and HSBC Investor Conservative Income Strategy Fund (the "HSBC LifeLine Funds," and together with the Money Market Funds and Investor Funds, the "Retail Funds"). It is expected that the exchange privilege will be available for corresponding classes of the following HSBC Investor Funds if and when they commence operations: the HSBC Investor Core Fixed Income Fund, HSBC Investor Short Duration Fund, HSBC Investor Global
Emerging Markets Fund, HSBC Investor Global Fixed Income Fund (U.S. Dollar Hedged) and HSBC Investor Global Fixed Income Fund, which had not commenced operations at the date of this SAI. By contacting the Transfer Agent or his Shareholder Servicing Agent or his Securities Broker, a shareholder of the Retail Funds may exchange some or all of his Shares at net asset value without a sales charge for Shares of the same class offered with the same or lower sales charge by any of the other HSBC Investor Funds. Exchanges for Shares with a higher sales charge may be made upon payment of the sales charge differential. For purposes of the discussions below, references to the HSBC Investor Funds include the HSBC LifeLine Funds.

     An investor will receive Class A Shares of the Money Market Funds in exchange for Class A shares of the HSBC Investor Funds, unless the investor is eligible to receive Class D Shares of the Money Market Funds, in which case the investor may receive Class D Shares of a Money Market Fund in exchange for such Class A shares. Class D Shares may be exchanged for Class D Shares of other Money Market Funds. Class B Shares and Class C Shares may be exchanged for shares of the same class of one or more of the Money Market Funds or other HSBC Investor Funds at net asset value, and Class I Shares and Class Y Shares may be exchanged for a corresponding class of the Money Market Funds or exchanged for Class I shares of the non-money market HSBC Investor Funds at net asset value without a front-end sales charge provided that the amount to be exchanged meets the applicable minimum investment requirements. In each case the exchange is conditioned upon being made in states where it is legally authorized. Holders of the Funds' Class B Shares may not exchange their Shares for shares of any other class. Exchanges of Class A Shares for Class A Shares of one or more HSBC Investor Funds may be made upon payment of the applicable sales charge, unless previously paid or otherwise exempt. Shareholders of Class A Shares and Class D Shares of the Funds who are shareholders as of December 31, 1997 will be grandfathered with respect to the HSBC Investor Funds and will be exempt from having to pay a sales charge on any new purchases of Class A Shares or Class D Shares of the Funds. An exchange of Class B Shares or Class C Shares will not affect the holding period of the Class B Shares or Class C Shares for purposes of determining the CDSC, if any, upon redemption. An exchange may result in a change in the number of Shares held, but not in the value of such Shares immediately after the exchange. Each exchange involves the redemption of the Shares to be exchanged and the purchase of the shares of the other HSBC Investor Funds, which may produce a gain or loss for tax purposes.

     The exchange privilege (or any aspect of it) may be changed or discontinued upon 60 days' written notice to shareholders and is available only to shareholders in states in which such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the other HSBC Investor Fund into which the exchange will be made, and consider the differences in investment objectives and policies before making any exchange.

     An exchange is considered a sale of shares and may result in a capital gain or loss for federal income tax purposes. A Shareholder wishing to exchange his or her Shares may do so by contacting the Trust at 800-782-8183, by contacting his or her broker-dealer or by providing written instruction to the Distributor.

AUTOMATIC INVESTMENT PLAN

     The Trust offers a plan for regularly investing specified dollar amounts ($25.00 minimum in monthly, quarterly, semi-annual or annual intervals) in the Funds. If an Automatic Investment Plan is selected, subsequent investments will be automatic and will continue until such time as the Trust and the investor's bank are notified to discontinue further investments. Due to the varying procedures to prepare, process and to forward bank withdrawal information to the Trust, there may be a delay between the time of the bank withdrawal and the time the money reaches the Funds. The investment in the Funds will be made at the net asset value per share determined on the day that both the check and the bank withdrawal data are received in required form by the Distributor. Further information about the plan may be obtained from BISYS at the telephone number listed under "Shareholder Inquiries."

     For further information on how to purchase Shares from the Distributor, an investor should contact the Distributor directly (see the address and phone number "Shareholder Inquiries").

PURCHASES THROUGH A SHAREHOLDER SERVICING AGENT OR A SECURITIES BROKER

     Shareholder Servicing Agents and Securities Brokers, if applicable, may offer services to their customers, including specialized procedures for the purchase and redemption of Shares, such as pre-authorized or automatic purchase and redemption programs and "sweep" checking programs. Each Shareholder Servicing Agent and Securities Broker may establish its own terms, conditions and charges, including limitations on the amounts of transactions, with respect to such services. Charges for these services may include fixed annual fees, account maintenance fees and minimum account balance requirements. The effect of any such fees will be to reduce the net return on the investment of customers of that Shareholder Servicing Agent or Securities Broker. Conversely, certain Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Servicing Agent from the Funds, which will have the effect of increasing the net return on the investment of such customers of those Servicing Agents.

     Shareholder Servicing Agents and Securities Brokers may transmit purchase payments on behalf of their customers by wire directly to the Funds' custodian bank by following the procedures described above.

     For  further   information  on  how  to  direct  a  Securities  Broker,  if applicable, or a Shareholder Servicing Agent to purchase Shares, an investor should contact his Securities Broker or his Shareholder Servicing Agent.

     For the fiscal year ended October 31, 2006, and 2005, the Funds paid the following shareholder servicing expenses:

        FUND                                                       2006                     2005
        ----                                                       ----                     ----
        California Tax-Free money Market Fund                   $    244,269             $  381,452
        Cash Management Fund *                                  N/A                      N/A
        Money Market Fund                                       $  6,094,655             $3,993,467
        New York Tax-Free Money Market Fund                     $  1,163,579             $1,070,585
        Tax-Free Money Market Fund                              $     53,715             $    8,727
        U.S. Government Money Market Fund                       $  4,963,189             $4,299,017
        U.S. Treasury Money Market Fund                         $  1,044,732             $1,027,639

* The Cash Management Fund had not commenced operations as of the date of this SAI


CONTINGENT DEFERRED SALES CHARGE ("CDSC") - CLASS B SHARES

     Investors purchasing shares of the Funds will ordinarily purchase either Class A Shares, Class D Shares, Class I Shares, or Class Y Shares. Investors will only receive Class B Shares by exchanging the Class B Shares of other HSBC Investor Funds. If an investor exchanges shares of other HSBC Investor Funds for shares of the Funds and wish to sell his or her shares, Class B Shares may be subject to a contingent deferred sales charge ("CDSC"). Specifically, Class B Shares of the Funds will be subject to a declining CDSC if Class B Shares of any of the HSBC Investor Funds are exchanged for Class B Shares of any of the Money Market Funds and redeemed within 4 years. In such cases, the CDSC will be:

                                                  CDSC as a % of Dollar
                Years since Purchase            Amount Subject to Charge

                          0-1                              4.00%
                          1-2                              3.00%
                          2-3                              2.00%
                          3-4                              1.00%
                      More than 4                           None

     The CDSC will be based upon the lower of the NAV at the time of purchase or the NAV at the time of redemption. There is no CDSC on reinvested dividends or distributions. If an investor sells some but not all of his or her Class B Shares, shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

     The CDSC is waived on redemptions of Class B Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a Shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an IRA or a Custodial Account under Code
Section 403(b)(7) to a Shareholder who has reached age 70 1/2, and (iii) to the extent the redemption represents the minimum required distribution from retirement plans under Code Section 401(a) where such redemptions are necessary to make distributions to plan participants.

CONVERSION FEATURE -- CLASS B SHARES

     Class B Shares of the Money Market Funds will convert automatically to Class A Shares of the same Fund (or Class D Shares, depending on your eligibility), after six years from the beginning of the calendar month in which the Class B Shares were originally purchased. After conversion, the shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares (or Class D Shares) which will increase the shareholder's investment return compared to the Class B Shares. A shareholder will not pay any sales charge or fees when his or her shares convert, nor will the transaction be subject to any tax. If an investor purchased Class B Shares of one fund which he or she exchanged for Class B Shares of another fund, the holding period will be calculated from the time of the original purchase of Class B Shares. The dollar value of Class A Shares (or Class D Shares) the investor receives will equal the dollar value of the Class B shares converted.

LEVEL LOAD ALTERNATIVE -- CLASS C SHARES

     Class C Shares of the Money Market Funds are available for purchase by customers of HSBC Bank USA sweep programs. Other investors will only receive Class C Shares by exchanging the Class C Shares of other HSBC Investor Funds. If an investor purchases Class C Shares or exchanges Class C Shares of other HSBC Investor Funds for Class C Shares of the Funds and wishes to sell his or her shares, the redemption may be subject to a 1.00% CDSC if the shares are redeemed less than one year after the original purchase of the Class C Shares. The CDSC will be assessed on the lesser of the current NAV or the NAV at the time of purchase.

     Unlike Class B Shares, Class C Shares have no conversion feature.

                              REDEMPTION OF SHARES

     A shareholder may redeem all or any portion of the Shares in his account at any time at the net asset value (normally $1.00 per share for the Funds) next determined after a redemption order in proper form is furnished by the shareholder to the Transfer Agent, with respect to Shares purchased directly through the Distributor, or to his Securities Broker or his Shareholder Servicing Agent, and is transmitted to and received by the Transfer Agent. Class A Shares, Class D Shares, Class I Shares, and Class Y Shares may be redeemed without charge while Class B Shares and Class C Shares may be subject to a contingent deferred sales charge (CDSC). See "Contingent Deferred Sales Charge ("CDSC") Class B Shares and Class C Shares" above. Redemptions are effected on the same day the redemption order is received by the Transfer Agent provided such order is received prior to the time designated in the Prospectus for the calculation of the NAV of the relevant class. The NAV is determined daily on each day that the U.S. bond markets are open for business. Shares redeemed earn dividends up to and including the day prior to the day the redemption is effected.

     Except as otherwise set forth in the Prospectus, the proceeds of a redemption are normally paid from the Funds in U.S. dollars on the next Fund Business Day following the date on which the redemption is effected, but in any event within seven days. The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists. To be in a position to eliminate excessive expenses, the Trust reserves the right to redeem upon not less than 30 days' notice all Shares in an account which has a value below $50.00, provided that such involuntary redemptions will not result from fluctuations in the value of Fund Shares. A shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

     Unless Shares have been purchased directly from the Distributor, a shareholder may redeem Shares only by authorizing his Securities Broker, if applicable, or his Shareholder Servicing Agent to redeem such Shares on his behalf (since the account and records of such a shareholder are established and maintained by his Securities Broker or his Shareholder Servicing Agent). For further information as to how to direct a Securities Broker or a Shareholder Servicing Agent to redeem Shares, a shareholder should contact his Securities Broker or his Shareholder Servicing Agent.

SYSTEMATIC WITHDRAWAL PLAN

     Any shareholder who owns Shares with an aggregate value of $10,000 or more may establish a Systematic Withdrawal Plan under which he redeems at net asset value the number of full and fractional shares which will produce the monthly, quarterly, semi-annual or annual payments specified (minimum $50.00 per payment). Depending on the amounts withdrawn, systematic withdrawals may deplete the investor's principal. Investors contemplating participation in this Plan should consult their tax advisors. No additional charge to the shareholder is made for this service.

REDEMPTION OF SHARES PURCHASED DIRECTLY THROUGH THE DISTRIBUTOR

     Redemption by Letter. Redemptions may be made by letter to the Transfer Agent specifying the dollar amount or number of Class A Shares to be redeemed, account number and the Fund. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the Shares, all must sign). In connection with a written redemption request, all signatures of all registered owners or authorized parties must be guaranteed by an Eligible Guarantor Institution, which includes a domestic bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. The Transfer Agent, however, may reject redemption instructions if the guarantor is neither a member nor a participant in a signature guarantee program (currently known as "STAMP", "SEMP", or "NYSE MPS"). Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.

     Redemption by Wire or Telephone. An investor may redeem Class A Shares or Class D Shares of the Funds by wire or by telephone if he has checked the appropriate box on the Purchase Application or has filed a Telephone Authorization Form with the Trust. These redemptions may be paid from the Funds by wire or by check. The Trust reserves the right to refuse telephone wire redemptions and may limit the amount involved or the number of telephone redemptions. The telephone redemption procedure may be modified or discontinued at any time by the Trust. Instructions for wire redemptions are set forth in the Purchase Application. The Trust employs reasonable procedures to confirm that instructions communicated by telephone are genuine. For instance, the following information must be verified by the shareholder or Securities Broker at the time a request for a telephone redemption is effected: (1) shareholder's account number; (2) shareholder's social security number; and (3) name and account number of shareholder's designated Securities Broker or bank. If the Trust fails to follow these or other established procedures, it may be liable for any losses due to unauthorized or fraudulent instructions.

CHECK REDEMPTION SERVICE

     Shareholders may redeem Class A Shares or Class D Shares of the Funds by means of a Check Redemption Service. If Class A Shares or Class D Shares are held in book credit form and the Check Redemption Service has been elected on the Purchase Application on file with the Trust, redemptions of shares may be made by using redemption checks provided by the Trust. There is no charge for this service. Checks must be written for amounts of $250 or more, may be payable to anyone and negotiated in the normal way. If more than one shareholder owns the Class A Shares or Class D Shares, all must sign the check unless an election has been made to require only one signature on checks and that election has been filed with the Trust.

     Class A Shares and Class D Shares represented by a redemption check continue to earn daily dividends until the check clears the banking system. When honoring a redemption check, the Trust causes the redemption of exactly enough full and fractional Class A Shares and Class D Shares of the Funds from an account to cover the amount of the check. The Check Redemption Services may be terminated at any time by the Trust.

     If the Check Redemption Service is requested for an account in the name of a corporation or other institution, additional documents must be submitted with the application, i.e., corporations (Certification of Corporate Resolution), partnerships (Certification of Partnership) and trusts (Certification of Trustees). In addition, since the share balance of the Fund account is changing on a daily basis, the total value of the Fund account cannot be determined in advance and the Fund account cannot be closed or entirely redeemed by check.

                                RETIREMENT PLANS

     Class D Shares of the Funds are offered in connection with tax-deferred retirement plans. Application forms and further information about these plans, including applicable fees, are available from the Trust or the Distributor upon request. The tax law governing tax-deferred retirement plans is complex and changes frequently. Before investing in the Funds through one or more of these plans, an investor should consult his or her tax advisor.

INDIVIDUAL RETIREMENT ACCOUNTS

     The shares may be used as a funding medium for an IRA. An Internal Revenue Service-approved IRA plan may be available from an investor's Servicing Agent. In any event, such a plan is available from the Distributor naming BISYS as custodian. The minimum initial investment for an IRA is $250; the minimum subsequent investment is $100. In general, IRAs are available to individuals who receive compensation or earned income and their spouses whether or not they are active participants in a tax-qualified or Government-approved retirement plan. In general, an IRA contribution by an individual who participates, or whose spouse participates, in a tax-qualified or Government-approved retirement plan may not be deductible, in whole or in part, depending upon the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before planning a rollover or determining contribution limits.

DEFINED CONTRIBUTION PLANS

     Investors who are self-employed may purchase shares of the Funds for retirement plans for self-employed persons which are known as defined contribution plans (formerly Keogh or H.R. 10 Plans). HSBC offers a prototype plan for money purchase and profit sharing defined contribution plans. The rules governing these plans are complex, and a tax advisor should be consulted.

SECTION 457 PLAN, 401(k) PLAN, 403(b) PLAN

     The Funds may be used as an investment vehicle for certain deferred compensation plans provided for by Section 457 of the Code with respect to service for state governments, local governments, rural electric cooperatives and political subdivisions, agencies, instrumentalities, tax-exempt organizations and certain affiliates of such entities. The Funds may also be used as an investment vehicle for both 401(k) plans and 403(b) plans.

                           DIVIDENDS AND DISTRIBUTIONS

     The Trust declares all of each Fund's net investment income daily as a dividend to the Fund shareholders. Dividends substantially equal to each Fund's net investment income earned during the month are distributed in that month to the Fund's shareholders of record. Generally, a Fund's net investment income consists of the interest and dividend income it earns, less expenses. In computing interest income, premiums are not amortized nor are discounts accrued on long-term debt securities in the Retail Funds, except as required for federal income tax purposes.

     Shares begin accruing dividends on the day they are purchased. Dividends are distributed monthly. Unless a shareholder elects to receive dividends in cash (subject to the policies of the shareholder's Shareholder Servicing Agent or Securities Broker), dividends are distributed in the form of additional shares of the Funds at the rate of one share (and fraction thereof) of the Fund for each one dollar (and fraction thereof) of dividend income.

     Each Fund's net realized capital gains, if any, are distributed to shareholders annually. Additional distributions are also made to each Fund's shareholders to the extent necessary to avoid application of the 4%
non-deductible federal excise tax on certain undistributed income and net capital gains of regulated investment companies. Unless a shareholder elects to receive dividends in cash, dividends are distributed in the form of additional shares of the Funds (purchased at their net asset value without a sales charge).

     For this purpose, the net income of the Funds (from the time of the immediately preceding determination thereof) consists of (i) all income accrued, less the amortization of any premium, on the assets of the Funds, less (ii) all actual and accrued expenses determined in accordance with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity and any net realized gains or losses on the assets of the Funds. Obligations held in a Fund's portfolio are valued at amortized cost, which the Trustees of the Trust have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This method provides certainty in valuation, but may result in periods during which the ,stated value of an obligation held for a Fund is higher or lower than the price the Fund would receive if the obligation were sold. This valuation method will continue to be used until such time as the Trustees of the Trust determine that it does not constitute fair value for such purposes.

     Since the net income of the Funds is declared as a dividend each time the net income of the Funds is determined, the net asset value per share of the Funds is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment in the Funds, representing the reinvestment of dividend income, is reflected by an increase in the number of Shares in his account.

     It is expected that the Funds will have a positive net income at the time of each determination thereof. If, for any reason, the net income of the Funds determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of an obligation held in a Fund's portfolio, the negative amount with respect to each shareholder account would first be offset from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month, the number of outstanding Fund shares would be reduced by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional shares in the account of such shareholder which represents his proportion of the amount of such excess. Each shareholder will be deemed to have agreed to such contribution in these circumstances by his investment in the Funds. Thus, the net asset value per share is expected to be maintained at a constant $1.00.

              DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES

     The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares, and Class Y Shares of beneficial interest (par value $0.001 per share) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. The shares of each series of the Trust participate equally in the earnings, dividends and assets of the particular series. Currently, the Trust has 28 series of shares (including funds that have not commenced operations), each of which constitutes a separately managed fund. The Trust reserves the right to create additional series of shares. The Trust may authorize the creation of multiple classes of shares of separate series of the Trust. Currently, shares of the Money Market Fund, Cash Management Fund, Tax-Free Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Money Market Fund are divided into six separate classes. Shares of the New York Tax-Free Money Market Fund and California Tax-Free Money Market Fund are divided into five separate classes.

     Each share of each class of the Funds represents an equal proportionate interest in a Fund with each other share of that class. Shares have no preference, pre-emptive, conversion or similar rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote.

     Certain Servicing Agents have agreed to transmit all proxies and voting materials from the Trust to their customers who are beneficial owners of the Funds and such Servicing Agents have agreed to vote as instructed by such customers. Under the Declaration of Trust, the Trust is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. The Trust will hold special meetings of Fund shareholders when, in the judgment of the Trustees of the Trust, it is necessary or desirable to submit matters for a shareholder vote.

     Shareholders of each series generally vote separately, for example, to approve investment advisory agreements or changes in fundamental investment policies or restrictions, but shareholders of all series may vote together to the extent required under the 1940 Act, such as in the election or selection of Trustees, principal underwriters and accountants for the Trust. Shares of each class of a series represent an equal pro rata interest in such series and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, terms and conditions, except that: (a) each class shall have a different designation; (b) each class shall bear any class expenses; and
(c) each class shall have exclusive voting rights on any matter submitted to shareholders that relate solely to its distribution arrangement, and each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

     The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

     Shareholders of the Funds have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders of the Trust in connection with requesting a meeting of shareholders of the Trust for the purpose of removing one or more Trustees. Shareholders of the Trust also have the right to remove one or more Trustees without a meeting by a declaration in writing subscribed to by a specified number of shareholders. Upon liquidation or dissolution of the Funds, shareholders of the Funds would be entitled to share pro rata in the net assets of the Funds available for distribution to shareholders.

     The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Funds or the Trust, a Servicing Agent may vote any shares as to which such Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Servicing Agent is the agent of record. Any shares so voted by a Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

     As of February 1, 2007, the following persons owned of record or beneficially 5% or more of a Fund or class of shares:

                                                                                                                   PERCENT OF THE
                                                                                                                   CLASS TOTAL
                                                                                                                   ASSETS HELD BY
   FUND/CLASS                                                                             NO. OF SHARES            THE SHAREHOLDER
   ----------                                                                             -------------            ----------------
   HSBC INVESTOR CA TAX-FREE MMKT-CLASS D                                                 83,021,776.42                 89.26%
   HSBC BANK USA
   452 5TH AVE
   NEW YORK NY
   10018

   HSBC BROKERAGE USA INC                                                                  7,215,413.96                  7.76%
   452 FIFTH AVE
   NEW YORK NY 10018

   HSBC INVESTOR CA TAX-FREE MMKT-CLASS Y                                                 17,671,966.91                 67.25%
   HSBC BROKERAGE(USA) INC.
   452 FIFTH AVE
   2ND FLOOR
   NEW YORK  NY  10018

   SEI PRIVATE TRUST COMPANY                                                                7,708,492.3                 29.34%
   ONE FREEDOM VALLEY DRIVE
   ATTN MUTUAL FUND ADMINISTRATOR
   OAKS  PA  19456

   HSBC INVESTOR MONEY MARKET - CLASS I                                                  894,316,426.64                 52.18%
   SEI PRIVATE TRUST COMPANY
   ONE FREEDOM VALLEY DRIVE
   ATTN MUTUAL FUND ADMINISTRATOR
   OAKS  PA  19456

   SHIRE LLC                                                                             136,918,491.14                  7.99%
   HAMPSHIRE INTERNATIONAL PARK
   CHINEHAM
   BASINGSTOKE, HAMPSHIRE RG248EP

   PRICEWATERHOUSECOOPERS LLP                                                            117,261,061.75                  6.84%
   PWC 3109 W MLK BLVD
   TAMPA, FL 33607

   HSBC INVESTOR MONEY MARKET - CLASS Y                                                   527,509,394.1                 83.63%
   HSBC BANK USA PRIVATE BANKING
   PO BOX 150
   NEW YORK  NY  10268-0150

   SEI PRIVATE TRUST COMPANY                                                               87,515,302.2                 13.87%
   ONE FREEDOM VALLEY DRIVE
   ATTN MUTUAL FUND ADMINISTRATOR
   OAKS  PA  19456

                                                                                                                   PERCENT OF THE
                                                                                                                   CLASS TOTAL
                                                                                                                   ASSETS HELD BY
   FUND/CLASS                                                                             NO. OF SHARES            THE SHAREHOLDER
   ----------                                                                             -------------            ----------------

   HSBC INVESTOR MONEY MARKET - INVESTOR                                                 208,534,164.27                 51.53%
   HSBC BANK USA
   452 5TH AVE
   NEW YORK  NY  10018

   HSBC BROKERAGE  (USA) INC.                                                             77,223,901.25                 19.08%
   452 FIFTH AVE
   2ND FLOOR
   NEW YORK NY
   10018

   SEI PRIVATE TRUST COMPANY                                                             110,608,392.23                 27.33%
   ONE FREEDOM VALLEY DRIVE
   ATTN MUTUAL FUND ADMINISTRATOR
   OAKS  PA  19456

   HSBC INVESTOR MONEY MARKET FUND-CLASS B                                                   107,220.17                100.00%

   HSBC SECURITIES (USA) INC.
   452 FIFTH AVE
   NEW YORK  NY  10018

   HSBC INVESTOR MONEY MARKET FUND-CLASS C                                               268,469,872.87                 99.93%
   HSBC BANK USA
   452 5TH AVE
   NEW YORK  NY  10018

   HSBC INVESTOR MONEY MARKET FUND-CLASS D                                             1,660,761,712.57                 56.14%
   HSBC BANK USA
   PO BOX 150
   NEW YORK  NY  10268-0150

   HSBC BROKERAGE (USA) INC.                                                             355,261,918.74                 12.01%
   452 FIFTH AVE
   2ND FLOOR
   NEW YORK  NY  10018

   VANGUARD FIDUCIARY TRUST COMPANY                                                      237,150,983.74                  8.02%
   HSBC INVESTOR FUNDS
   400 DEVON PARK DRIVE
   WAYNE  PA  19087

   SEI PRIVATE TRUST COMPANY                                                           626,392,550.22                   21.17%
   ONE FREEDOM VALLEY DRIVE
   ATTN MUTUAL FUND ADMINISTRATOR
   OAKS  PA  19456

                                                                                                                   PERCENT OF THE
                                                                                                                   CLASS TOTAL
                                                                                                                   ASSETS HELD BY
   FUND/CLASS                                                                             NO. OF SHARES            THE SHAREHOLDER
   ----------                                                                             -------------            ----------------

   HSBC INVESTOR NY TAX FREE MMKT-CLASS A                                                 71,273,527.77                 59.65%
   HSBC SECURITIES (USA) INC.
   452 FIFTH AVE
   2ND FLOOR
   NEW YORK  NY  10018

   HSBC BANK USA                                                                           35,275,972.6                 29.52%
   452 5TH AVE
   NEW YORK  NY  10018

   SEI PRIVATE TRUST COMPANY                                                               12,861,819.7                 10.76%
   ONE FREEDOM VALLEY DRIVE
   ATTN MUTUAL FUND ADMINISTRATOR
   OAKS  PA  19456

   HSBC INVESTOR NY TAX FREE MMKT-CLASS B                                                     33,662.22                   100%
   HSBC SECURITIES (USA) INC.
   452 FIFTH AVE
   NEW YORK  NY  10018

   HSBC INVESTOR NY TAX FREE MMKT-CLASS D                                                 227,166,100.5                 68.49%
   HSBC BANK USA
   452 5TH AVE
   NEW YORK  NY  10018

   HSBC BROKERAGE USA INC                                                                 58,521,577.98                 17.64%
   452 FIFTH AVE
   NEW YORK NY 10018

   SEI PRIVATE TRUST COMPANY                                                              23,774,162.64                  7.17%
   ONE FREEDOM VALLEY DRIVE
   ATTN MUTUAL FUND ADMINISTRATOR
   OAKS  PA  19456

   FTCI AS AGENT NON-REV                                                                     22,067,000                  6.65%
   600 FIFTH AVENUE
   NEW YORK NY 10020

   HSBC INVESTOR NY TAX FREE MMKT-CLASS Y                                                184,279,608.04                 68.27%
   HSBC BANK USA PRIVATE BANKING
   PO BOX 150
   NEW YORK  NY  10268-0150

   SEI PRIVATE TRUST COMPANY                                                              73,601,746.88                 27.27%
   ONE FREEDOM VALLEY DRIVE
   ATTN MUTUAL FUND ADMINISTRATOR
   OAKS  PA  19456

                                                                                                                   PERCENT OF THE
                                                                                                                   CLASS TOTAL
                                                                                                                   ASSETS HELD BY
   FUND/CLASS                                                                             NO. OF SHARES            THE SHAREHOLDER
   ----------                                                                             -------------            ----------------

   HSBC INVESTOR TAX-FREE MMKT FUND CLASS D                                                  22,777,000                 50.76%
   FTCI AS AGENT REV
   600 FIFTH AVENUE
   NEW YORK  NY  10020

   HSBC BANK USA                                                                            8,070,037.2                 17.99%
   452 5TH AVE
   NEW YORK  NY  10018

   SEI PRIVATE TRUST COMPANY                                                              12,754,696.93                 28.43%
   ONE FREEDOM VALLEY DRIVE
   ATTN MUTUAL FUND ADMINISTRATOR
   OAKS  PA  19456

   HSBC INVESTOR TAX-FREE MMKT FUND CLASS I                                                        0.01                   100%
   SEI PRIVATE TRUST COMPANY
   ONE FREEDOM VALLEY DRIVE
   ATTN MUTUAL FUND ADMINISTRATOR
   OAKS  PA  19456

   HSBC INVESTOR TAX-FREE MMKT FUND CLASS Y                                               68,016,865.81
   SEI PRIVATE TRUST COMPANY                                                                                            98.92%
   ONE FREEDOM VALLEY DRIVE
   ATTN MUTUAL FUND ADMINISTRATOR
   OAKS  PA  19456

   HSBC INVESTOR US GOVT MONEY MKT-CLASS A                                             1,440,247,114.25                 97.14%
   HSBC BANK USA
   452 5TH AVE
   NEW YORK  NY  10018

   HSBC INVESTOR US GOVT MONEY MKT-CLASS B                                                       606.52                  100.%

   HSBC SECURITIES (USA) INC.
   452 FIFTH AVE
   NEW YORK  NY  10018

   HSBC INVESTOR US GOVT MONEY MKT-CLASS D                                               608,121,713.28                 87.79%
   HSBC BANK USA
   452 5TH AVE
   NEW YORK  NY  10018

   FTCI AGENT NON-REV                                                                        43,226,000                  6.24%
   600 FIFTH AVENUE
   NEW YORK NY 10020

   HSBC INVESTOR US GOVT MONEY MKT-CLASS I                                                11,009,277.65                 57.70%
   WESTERN DIGITAL TECHNOLOGIES INC.
   25011 LAKE FOREST DRIVE
   LAKE FOREST, CA 92630

                                                                                                                   PERCENT OF THE
                                                                                                                   CLASS TOTAL
                                                                                                                   ASSETS HELD BY
   FUND/CLASS                                                                             NO. OF SHARES            THE SHAREHOLDER
   ----------                                                                             -------------            ----------------

   URS CORPORATION                                                                         8,070,189.45                 42.30%
   600 MONTGOMERY ST 25TH FLOOR
   SAN FRANSICO, CA 92630

   HSBC INVESTOR US GOVT MONEY MKT-CLASS Y                                                528,220,335.5                 97.02%
   HSBC BANK USA
   452 5TH AVE
   NEW YORK  NY  10018

   HSBC INVESTOR US TREAS MMKT FUND-CLASS A                                               69,918,946.74               89.51%
   HSBC BANK USA
   452 5TH AVE
   NEW YORK  NY  10018

   HSBC BROKERAGE(USA) INC.                                                                8,196,137.47                 10.49%
   452 FIFTH AVE
   2ND FLOOR
   NEW YORK  NY  10018

   HSBC INVESTOR US TREAS MMKT FUND-CLASS B                                                   40,262.09                   100%
   HSBC SECURITIES (USA) INC.
   452 FIFTH AVE
   NEW YORK  NY  10018

   HSBC INVESTOR US TREAS MMKT FUND-CLASS C                                                       10.00                   100%
   BISYS FUND SERVICES OHIO INC
   3435 STELZER RD
   COLUMBUS  OH  43219

   HSBC INVESTOR US TREAS MMKT FUND-CLASS D                                                 250,970,413                 73.26%
   SEI PRIVATE TRUST COMPANY
   ONE FREEDOM VALLEY DRIVE
   ATTN MUTUAL FUND ADMINISTRATOR
   OAKS  PA  19456

   HSBC BANK USA                                                                          69,316,757.89                 20.23%
   452 5TH AVE
   NEW YORK  NY  10018

   HSBC INVESTOR US TREAS MMKT FUND-CLASS I                                                6,613,134.59                100.00%
   MID STATE MANAGEMENT CORP.
   97-77 QUEENS BOULEVARD
   REGO PARK  NY  11374

   HSBC INVESTOR US TREAS MMKT FUND-CLASS Y                                               43,623,970.51                 86.78%
   SEI PRIVATE TRUST COMPANY
   ONE FREEDOM VALLEY DRIVE
   ATTN MUTUAL FUND ADMINISTRATOR
   OAKS  PA  19456

   HSBC BROKERAGE USA INC                                                                  6,038,605.24                 12.01%
   452 FIFTH AVE
   NEW YORK NY 10018

                                    TAXATION

FEDERAL INCOME TAX

     The following is a summary of certain U.S. federal income tax issues concerning the Funds and their shareholders. The Funds may also be subject to state, local, foreign or other taxes not discussed below. This discussion does not purport to be complete or to address all tax issues relevant to each shareholder. Prospective investors should consult their own tax advisors with regard to the federal, state, foreign and other tax consequences to them of the purchase, ownership or disposition of Fund shares. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative authorities, all of which are subject to change, which change may be retroactive.

     The Funds intend to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, net income derived from an interest in a qualified publicly traded partnership, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S.
Government securities and the securities of other regulated investment companies), in two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or of one or more qualified publicly traded partnerships.

     As a regulated investment company, each Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. The Funds intend to distribute all or substantially all of such income.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses for the 12-month period ending October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years.

     A distribution will be treated as paid during the calendar year if it is declared by a Fund in October, November or December of that year with a record date in such month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

DISTRIBUTIONS IN GENERAL

     Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. It is not expected that such distributions will be eligible for the dividends-received deduction for corporations.

     If for any taxable year a Fund does not qualify for federal tax treatment as a regulated investment company, all of the Fund's net taxable investment income will be subject to federal and, potentially, state income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions (including amounts derived from interest on municipal securities) would be taxable to a Fund's shareholders to the extent of the Fund's current and accumulated earnings and profits.

     The excess of long-term capital gains over net short-term capital losses realized, distributed and properly designated by the Funds, whether received in cash or reinvested in Funds, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares. Capital gain distributions made to individuals are subject to a maximum federal income tax rate of 15% under current law. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares will be taxed on the amount of such distribution and will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.

     Generally, the maximum tax rate for individual taxpayers on long-term capital gains and on certain qualifying dividend income is 15%. These rates do not apply to corporate taxpayers. The Funds will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Funds that would be eligible for the lower maximum rate, although it does not expect to distribute a material amount of qualifying dividends. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from funds, such as the Funds, investing in debt instruments will not generally qualify for the lower rates.

TAX-EXEMPT INCOME

     The Tax-Free Money Market Funds intend to invest a sufficient amount of their assets in municipal securities to qualify to distribute "exempt-interest dividends" (as defined in the Code) to shareholders. Such dividends payable from net tax-exempt interest earned from municipal securities will qualify as exempt-interest dividends if, at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets consists of securities the interest on which is exempt from the regular federal income tax under Code section 103. Exempt-interest dividends distributed to shareholders are not included in shareholders' gross income for regular federal income tax purposes. A Fund will determine periodically which distributions will be designated as exempt-interest dividends. If a Fund earns income which is not eligible to be so designated, the Fund intends to distribute such income. Such distributions will be subject to federal, state and local taxes, as applicable, in the hands of shareholders.

     Interest on certain types of private activity bonds is not exempt from federal income tax when received by "substantial users" (as defined in the Code). A "substantial user" generally includes any "nonexempt person" who regularly uses in trade or business part of a facility financed from the proceeds of private activity bonds. A Fund may invest periodically in private activity bonds and, therefore, may not be an appropriate investment for entities that are substantial users of facilities financed by private activity bonds or "related persons' of substantial users. Generally, an individual will not be a related person of a substantial user under the Code unless he/she or his/her immediate family owns indirectly in aggregate more than 50% of the equity value of the substantial user.

     Opinions relating to the tax status of interest derived from individual municipal securities are rendered by bond counsel to the issuer. Although each
Fund's  Adviser   attempts  to  determine  that  any  security  it
contemplates purchasing on behalf of the Fund is issued with an opinion indicating that interest payments will be exempt from federal and (as applicable) state tax, neither the Adviser nor the Fund's counsel makes any review of proceedings relating to the issuance of municipal securities or the bases of such opinions.

SALE EXCHANGE OR REDEMPTION OF SHARES

     Upon disposition (by redemption, repurchase, sale or exchange) of Fund shares, a shareholder may realize a taxable gain or loss depending upon his basis in his shares. Realization of such a gain or loss is considered unlikely because of each Fund's policy to attempt to maintain a $1.00 per share net asset value. Any such gain or loss would be treated as a capital gain or loss if the shares are capital assets in the shareholder's hands. For individuals, long-term capital gain will generally be subject to a maximum tax rate of 15% if the shareholder's holding period for the shares is more than 12 months. Gain from the disposition of shares held not more than one year will be taxed as short-term capital gain. A loss realized by a shareholder on the disposition of Fund shares with respect to which long-term capital gain dividends have been received will, to the extent of such long-term capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Any loss realized on a sale or exchange of Fund shares also will be disallowed to the extent that the shares disposed of are replaced (including replacement through reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

ORIGINAL ISSUE DISCOUNT/MARKET DISCOUNT

     If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount." If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

     Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by a Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

BACKUP WITHHOLDING

     The Trust will be required to report to the Internal Revenue Service (the "IRS") all distributions by the Funds except in the case of certain exempt shareholders. All such distributions generally will be subject to withholding of federal income tax at a rate of 28% ("backup withholding") in the case of nonexempt shareholders if (1) the shareholder fails to furnish the Funds with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Funds that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against the shareholder's federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

FOREIGN SHAREHOLDERS

     Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. However, subject to certain limitations and the receipt of further guidance from the U.S. Treasury, dividends paid to certain foreign shareholders may be exempt from U.S. tax through 2007 to the extent such dividends are attributable to qualified interest and/or net short-term capital gains, provided that the Fund elects to follow certain procedures. Each Fund may choose to not follow such procedures and there can be no assurance as to the amount, if any, of dividends that would not be subject to withholding. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Funds, including the applicability of foreign taxes.

                                OTHER INFORMATION

CAPITALIZATION

     The Trust is a Massachusetts business trust established under a Declaration of Trust dated April 22, 1987, as a successor to two previously-existing Massachusetts business trusts, Fund Trust Tax-Free Trust (organized on July 30,
1986) and Fund Vest (organized on July 17, 1984, and since renamed Fund Source). Prior to October 3, 1994, the name of the Trust was "Fund Trust." Prior to April 12, 2001, the name of the Trust was Republic Funds.

     The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) and classes of shares within each series at any time in the future. Establishment and offering of additional classes or series will not alter the rights of the Funds' shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Funds, each shareholder is entitled to receive his pro rata share of the net assets of the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Board of Trustees has appointed KPMG LLP as the independent registered public accounting firm of the Trust for the fiscal year ending October 31, 2007. KPMG LLP will audit the Trust's annual financial statements, prepare the Trust's income tax returns, and assist in the filings with the Securities and Exchange Commission. KPMG LLP's address is 191 West Nationwide Blvd., Suite 500, Columbus, Ohio 43215.

COUNSEL

     Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares of the Funds offered by the Trust, and also acts as counsel to the Trust.

CODE OF ETHICS

     The Trust, the Adviser, and BISYS each has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser, and BISYS from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code). Such persons are prohibited from effecting certain transactions, allowed to effect certain exempt transactions, required to preclear certain transactions and to report certain transactions on a regular basis.

REGISTRATION STATEMENT

     This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to shares of the Funds, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. or on the SEC's website at http://www.sec.gov.

     Statements contained herein and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document which was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

     The Funds' current audited financial statements dated October 31, 2006 are hereby incorporated herein by reference from the Annual Report of the Funds dated October 31, 2006 as filed with the Securities and Exchange Commission. Copies of the report will be provided without charge to each person receiving this Statement of Additional Information.

SHAREHOLDER INQUIRIES

     All shareholder inquiries should be directed to the Trust, P.O. Box 182845, Columbus, Ohio 43218-2845.

           GENERAL AND ACCOUNT INFORMATION: (800) 782-8183 (TOLL FREE)

                                   APPENDIX A

                      DESCRIPTION OF MUNICIPAL OBLIGATIONS

     Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, industrial facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, hazardous waste treatment or disposal facilities, and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from regular federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

     The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing, power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending on numerous factors.

     Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

     (1) Tax Anticipation Notes. Tax Anticipation Notes are issued to finance operational needs of municipalities. Generally, they are issued in anticipation of the receipt of various tax revenues, such as property, income, sales, use and business taxes.

     (2) Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of dedicated revenues, such as state aid or federal revenues available under federal revenue sharing programs.

     (3) Tax And Revenue Anticipation Notes. Tax and Revenue Anticipation Notes are issued by the State to fund its day-to-day operations and certain local assistance payments to its municipalities and school districts. Such Notes are issued in anticipation of the receipt of various taxes and revenues, such as personal income taxes, business taxes and user taxes and fees.

     (4) Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. Long-term bonds or renewal Bond Anticipation Notes provide the money for the repayment of the Notes.

     Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

     The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue. The ratings of Moody's Investors Service, Standard & Poor's Rating Services and Fitch, Inc. represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

                                   APPENDIX B

                         DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S RATING SERVICES (S&P)

Corporate and Municipal Bonds

AAA An obligation rated `AAA' has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA An obligation rated `AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A An obligation rated `A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB An obligation rated `BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB An obligation rated `BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Plus(+) or          The  ratings  from  `AA'  to  `BB'  may be  modified  by the addition of a plus or minus sign Minus (-) to show elative standing within the major rating categories.

Corporate and Municipal Notes

SP-1           Strong   capacity  to  pay  principal  and  interest.   An  issue
               determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3           Speculative capacity to pay principal and interest.

Note: A S&P rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term rating.

Commercial Paper

A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-l'.

A-3 Issues carrying this designation have adequate capacity for timely payment. However, they are more vulnerable to the adverse effects of-changes in circumstances than obligations carrying the higher designations.

Variable Rate Demand Obligations:

S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (i.e., `AAA/A-1+). With short term demand debt, note rating symbols are used with the commercial paper symbols (i.e., `SP-1+/A-1+').

MOODY'S INVESTORS SERVICE

US. Municipal Bonds

Aaa            Issuers   or  issues   rated  Aaa   demonstrate   the   strongest
               creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa             Issuers   or   issues   rated   Aa   demonstrate    very   strong
               creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issuers or issues.

Baa Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ba             Issuers   or   issues   rated   Ba   demonstrate    below-average
               creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Bb. The modifier 1 indicates that the obligation rates in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Municipal Notes

MIG 1/ This designation denotes superior credit quality. Excellent protection is VMIG 1 afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/ This designation denotes strong credit quality. Margins of protection are VMIG 2 ample, although not as large as in the preceding group.

MIG 3/ This designation denotes acceptable credit quality. Liquidity and VMIG 3 cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

               Note:  A two  component  rating is assigned  to  variable  demand obligations (VRDOs). The first element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG rating expire at note maturity, while VMIG ratings expirations will be a function of each issuer's specific structural or credit features.

Commercial Paper

Prime-1 Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

               1. Leading market positions in well established industries.

               2. High rates of return on funds employed.

               3. Conservative capitalization structure with moderate reliance on debt and ample asset protection.

               4. Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

               5. Well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

FITCH, INC.

Long Term Credit Ratings (includes US. Public Finance securities)

AAA Highest credit quality. `AAA' denotes the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. Single `A' rating denote low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than higher ratings.

BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Plus(+) or     Plus  and minus  signs may  be appended to denote relative status within major ratings categories. Plus and minus signs,

Minus(-)       however, are not added to the `AAA' category.

Short-Term Credit Ratings (includes Note & Commercial Paper)

F-1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added plus (+) sign to denote exceptionally strong credit feature.

F-2 Good credit quality. Indicates a satisfactory capacity for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" or F-1" ratings.

F-3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

Plus(+) The plus sign may be appended to a `F-1' category to denote relative status within the category.

Variable Rate Demand Obligations

               Variable rate demand obligations and other securities which contain a demand feature will have a dual rating, such as `AAA/F 1+'. The first rating denotes long-term ability to make principal and interest payments. The second rating denotes ability to meet a demand feature in full and on time.

                                   APPENDIX C

     HSBC INVESTOR FUNDS PROXY VOTING POLICY

     The Trust delegates the authority to vote proxies related to portfolio securities of each series (the "Funds") of the Trust to HSBC Investments (USA) Inc. ("HSBC"), which in turn delegates proxy voting authority for some Funds of the Trust to a Sub-Adviser retained to provide day-to-day portfolio management for that Fund. The Boards of Trustees (the "Board") adopt the proxy voting policies and procedures of HSBC and the Sub-Advisers as the proxy voting policies and procedures that will be used by each of these respective entities when exercising voting authority on behalf of each Fund. These policies and procedures are attached hereto.

     The Board will provide the Trust's consent to vote in matters where HSBC or a Sub-Adviser seeks such consent because of a conflict of interest that arises in connection with a particular vote, or for other reasons.

                                   APPENDIX D

                           HSBC Investments (USA) Inc.
                      Halbis Capital Management (USA) Inc.

                       PROXY VOTING POLICY AND PROCEDURES
                       ----------------------------------


     The purpose of this proxy voting policy is to reasonably insure that HSBC Investments (USA) Inc. and Halbis Capital Management (USA) Inc., (HSBCUSA), as a fiduciary, fulfills its responsibility to its clients to vote proxy ballots in connection with proposals submitted by management, and others, to shareholders for approval. The financial interest of the shareholders of the Investment Companies and of the Manager's investment advisory clients is the primary consideration in determining how proxies should be voted.

     As  long  as  there  is no  provision  to the  contrary  in the  Investment
Management Agreement or Charter, By-Laws, Trust Agreement, Plan Documents, Partnership Agreement or other controlling documents which create the legal entity with which we are dealing, the power to vote on proposals presented to shareholders through the proxy solicitation process will be considered by HSBCUSA to be an integral part of its investment management responsibility, recognizing that certain proposals, if implemented, may have a substantial impact on the market valuation of portfolio securities. For investment advisory clients, this responsibility is inherent, unless a client has elected to vote proxies directly. In the case of the Investment Companies, this responsibility has been delegated to HSBCUSA by each Investment Company's Board of Directors.

     PROXY VOTING POLICY
     -------------------

     It is the policy of HSBCUSA to vote client proxies for the exclusive benefit of its clients' accounts. In most, if not all cases, this will mean that the proposals that maximize the value of the securities we hold will be approved without regard to non-economic considerations.

     HSBCUSA generally will not favor proposals that are designed to make it difficult for a company to be acquired or that have a tendency to entrench current management at the expense of securities holders. Therefore, HSBCUSA will generally vote against proposals concerning instituting "poison pills", classified boards of directors, unequal voting rights, elimination of shareholder action by written consent and granting stock options at less than fair market value.

     In this regard, HSBCUSA has engaged a third party proxy voting service provider ("Proxy Service Provider") to conduct analysis of proposals, and to provide guidance on voting ballots. The Proxy Service Provider provides its analysis in the form of written reports, which are circulated to HSBCUSA' investment staff for their review. A more extensive summary of proxy voting guidelines will be provided to clients upon request.

     Certain portfolios ("Fund of Funds") primarily invest a majority of their assets in non-voting securities of other unregistered investment vehicles ("Sub-Funds") which have investors other than the Fund of Funds. Sub-Funds typically do not submit matters to investors for vote. In the event that a Sub-Fund submits a matter to its investors for vote and the Fund of Fund holds voting interests in the Sub-Fund, the vote will be made in a way that we believe is in the best interest of the Fund of Funds.

     ADMINISTRATION

     The Proxy Service Provider will administer the proxy voting process, including receiving ballots, casting votes and maintaining required records. On an as-needed basis, HSBCUSA will review the Proxy Voting Policy and its administration to resolve any proxy voting issues that may arise.

     CONFLICTS OF INTEREST
     ---------------------

     HSBCUSA generally will vote proxies in accordance with the Proxy Service Provider's predetermined recommendations, including instances where potential material conflicts of interest may exist. In the event a proxy proposal gives rise to a material conflict of interest that is not addressed by the Proxy Service Provider's predetermined recommendations, HSBCUSA' senior management will review, and if deemed necessary, an independent consultant or outside counsel will be consulted to resolve the material conflict of interest.

     CLIENT ACCESS TO PROXY VOTING RECORDS
     -------------------------------------

     A record of how proxies have been voted for a client's account will be provided upon request. Clients can request their proxy voting record by contacting their Client Investment Service Manager at (212) 525-5000. Alternatively, clients may submit written requests to HSBC Investments (USA) Inc., 452 Fifth Avenue - 18th Floor, New York, NY 1008, ATTN: Chief Compliance Officer.

                                      D-2